Exhibit 10.1 SERIES A CONVERTIBLE SENIOR PREFERRED STOCK PURCHASE AGREEMENT BETWEEN LANZATECH GLOBAL, INC. AND THE PURCHASERS SIGNATORY HERETO Dated as of May 7, 2025

i TABLE OF CONTENTS Page ARTICLE I SUBSCRIPTION AND ISSUE OF SECURITIES ................................................................... 1 SECTION 1.1 Subscription and Issue of Securities. ................................................................ 1 SECTION 1.2 Closing .............................................................................................................. 1 SECTION 1.3 Closing and Post-Closing Deliverables. ........................................................... 2 SECTION 1.4 Use of Proceeds ................................................................................................ 2 ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY ................................... 3 SECTION 2.1 Existence, Qualification and Power; Compliance with Laws ........................... 3 SECTION 2.2 Authorization; No Contravention ..................................................................... 3 SECTION 2.3 Governmental Authorization ............................................................................ 3 SECTION 2.4 Binding Effect................................................................................................... 3 SECTION 2.5 Capitalization. ................................................................................................... 3 SECTION 2.6 Offering of Securities ....................................................................................... 4 SECTION 2.7 No Registration ................................................................................................. 4 SECTION 2.8 Financial Condition; No Material Adverse Effect ............................................ 4 SECTION 2.9 Litigation and Environmental Matters. ............................................................. 4 SECTION 2.10 Compliance with Laws ..................................................................................... 5 SECTION 2.11 Investment Company Status ............................................................................. 5 SECTION 2.12 Taxes ................................................................................................................. 5 SECTION 2.13 ERISA. .............................................................................................................. 5 SECTION 2.14 Solvency ........................................................................................................... 5 SECTION 2.15 Labor Disputes .................................................................................................. 6 SECTION 2.16 Sanctions. .......................................................................................................... 6 SECTION 2.17 No Other Representations or Warranties .......................................................... 6 SECTION 2.18 Disclosure ......................................................................................................... 7 ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS ............................ 7 SECTION 3.1 Existence, Qualification and Power .................................................................. 7 SECTION 3.2 Accredited Investor ........................................................................................... 7 SECTION 3.3 Power; Authorization ........................................................................................ 7 SECTION 3.4 Investment Matters. .......................................................................................... 7 SECTION 3.5 Consents and Approvals ................................................................................... 8 SECTION 3.6 No Conflict ....................................................................................................... 8 SECTION 3.7 Compliance with Laws ..................................................................................... 8

SECTION 3.8	Investment Experience; No Reliance; Economic Risk	9
SECTION 3.9	Informed Investment Decision	9
SECTION 3.10	Assumption of Risk	9
ARTICLE IV ADDITIONAL COVENANTS		10
SECTION 4.1	Issuance of Warrants; Requisite Stockholder Approvals; Subsequent Financing; Promissory Note.	10
SECTION 4.2	Expenses	10
SECTION 4.3	Further Assurances	10
SECTION 4.4	Compliance with Laws	10
SECTION 4.5	Securities Act	11
SECTION 4.6	Indemnification and Insurance.	11
SECTION 4.7	Cooperation	12
ARTICLE V MISCELLANEOUS		12
SECTION 5.1	Survival	12
SECTION 5.2	Entire Agreement; Parties in Interest	12
SECTION 5.3	No Recourse	12
SECTION 5.4	Governing Law and Jurisdiction	13
SECTION 5.5	Waiver of Jury Trial	13
SECTION 5.6	Remedies.	13
SECTION 5.7	Notice.	14
SECTION 5.8	Amendments; Waivers	14
SECTION 5.9	Counterparts	14
SECTION 5.10	Assignment	14
SECTION 5.11	Severability	15
SECTION 5.12	Certain Company Acknowledgements	15
SECTION 5.13	PATRIOT Act	15
SECTION 5.14	Rights of Third Parties	15
SECTION 5.15	Tax Treatment	15
ARTICLE VI DEFINITIONS		16
SECTION 6.1	Certain Definitions.	16
SECTION 6.2	Construction.	22

<u>LIST OF EXHIBITS</u>

EXHIBIT A SCHEDULE OF PURCHASERS
EXHIBIT B-1 SIMPSON THACHER & BARTLETT LLP FORM OF OPINION

ii

iii EXHIBIT B-2 MORRIS, NICHOLS, ARSHT & TUNNELL LLP FORM OF OPINION EXHIBIT C FORM OF SOLVENCY CERTIFICATE EXHIBIT D FORM OF WRITTEN CONSENT* EXHIBIT E POST-CLOSING COMPANY BUDGET* EXHIBIT F FORM OF WARRANT AGREEMENT EXHIBIT G SCHEDULE OF WARRANTS EXHIBIT H FORM OF PROMISSORY NOTE * These Exhibits have been omitted in accordance with Regulation S-K Item 601(b)(2) because they are both not material and are the type that the Company treats as private and confidential. The Company agrees to furnish supplementally a copy of this Exhibit to the Securities and Exchange Commission upon its request.

1 SERIES A CONVERTIBLE SENIOR PREFERRED STOCK PURCHASE AGREEMENT This SERIES A CONVERTIBLE SENIOR PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”), dated as of May 7, 2025 (the “Closing Date”), is made by and between LanzaTech Global, Inc., a Delaware corporation (the “Company”), and each of the parties listed on Exhibit A as “Purchaser” (each, a “Purchaser” and, collectively, the “Purchasers” and, together with the Company, the “Parties”). Capitalized terms used in this Agreement and not otherwise defined shall have the meanings specified in Section 6.1. PRELIMINARY STATEMENTS A. The Company desires to issue to the Purchasers an aggregate of 20,000,000 authorized but unissued shares of preferred stock designated as “Series A Convertible Senior Preferred Stock”, par value of $0.0001 per share (the “Series A Preferred Shares”), on the terms and subject to the conditions set forth in this Agreement. B. Each Purchaser desires to subscribe for the Series A Preferred Shares on the terms and subject to the conditions set forth in this Agreement. C. This Agreement is being entered into, and the issue of the Series A Preferred Shares is being concurrently consummated on, the Closing Date. The Parties agree as follows: ARTICLE I SUBSCRIPTION AND ISSUE OF SECURITIES SECTION 1.1 Subscription and Issue of Securities. (a) Subscription and Issue. Subject to all of the terms and conditions of this Agreement, and in reliance on the representations, warranties, covenants and other agreements set forth herein, at the Closing (as defined below), (i) the Company shall issue to each Purchaser the respective number of Series A Preferred Shares set forth opposite such Purchaser’s name on Exhibit A in the column labeled “Purchased Shares” (collectively, the “Purchased Shares”), in each case for $2.00 per Series A Preferred Share, resulting in an aggregate purchase price for the Series A Preferred Shares issued pursuant to this Agreement of $40,000,000 (the “Aggregate Purchase Price”), and (ii) each Purchaser shall subscribe for and purchase such number of Series A Preferred Shares and pay the portion of the Aggregate Purchase Price set forth opposite such Purchaser’s name on Exhibit A in the column labeled “Purchase Price”, by wire transfer in immediately available funds. (b) Series A Preferred Shares. (i) The Series A Preferred Shares will (A) be issued at the Closing to each Purchaser fully paid, non-assessable and free and clear of any Encumbrances (other than any restrictions set forth in the governing documents or Encumbrances created by applicable securities laws) and otherwise in accordance with the terms of this Agreement, (B) be registered to the Purchaser in the Company’s share records, and (C) have the designations, rights, preferences, powers, restrictions and limitations set forth in the Charter and the Certificate of Designation, and (ii) the holders of the Series A Preferred Shares will have the rights set forth in the Investors’ Rights Agreement. SECTION 1.2 Closing. The consummation of the sale and purchase of the Series A Preferred Shares in accordance with the terms of this Agreement (the “Closing”) will take place remotely via the exchange of signatures, concurrently with the execution of this Agreement on the Closing Date.

2 SECTION 1.3 Closing and Post-Closing Deliverables. (a) At Closing, the Company shall deliver to each Purchaser: (i) evidence, reasonably satisfactory to such Purchaser, of the conversion of the entire Outstanding Amount (as defined in the Legacy Convertible Note) being automatically converted into Common Stock (as defined below) pursuant to Section 4(a) of the Legacy Convertible Note, effective as of the Closing; (ii) the Investors’ Rights Agreement, duly executed by the Company; (iii) a certificate, dated as of the Closing Date, certifying (i) the Bylaws of the Company as in effect on the Closing Date and (ii) resolutions of the Board of Directors of the Company approving this Agreement, the Warrant Agreement (as defined below), and each other Related Agreement, and the transactions contemplated hereby and thereby (including, without implied limitation, (A) the issuance of the Series A Preferred Shares on the Closing Date, (B) the issuance of the Warrants no later than May 31, 2025, and (C) the exercise of the Warrants, conditioned, solely with respect to this clause (C), only on the occurrence of the Exercise Time (as defined in the Warrant Agreement)), duly executed by the Secretary of the Company; (iv) an opinion from Simpson Thacher & Bartlett LLP, counsel to the Company, dated as of the Closing Date, in substantially the form attached hereto as Exhibit B-1 and an opinion from Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel to the Company, dated as of the Closing Date, in substantially the form attached hereto as Exhibit B-2; (v) a solvency certificate, dated as of the Closing Date, in substantially the form attached hereto as Exhibit C, duly executed by an authorized officer of the Company; and (vi) a certificate representing the Series A Preferred Shares issued to such Purchaser pursuant to this Agreement. (b) At Closing, each Purchaser shall deliver to the Company or its designee, as applicable: (i) the portion of the Aggregate Purchase Price set forth opposite such Purchaser’s name on Exhibit A in the column labeled “Purchase Price”; (ii) the Investors’ Rights Agreement, duly executed by such Purchaser; and (iii) a properly completed and duly executed Internal Revenue Service Form W-9 of such Purchaser. (c) No later than May 15, 2025, the Company shall deliver to the Purchaser evidence, reasonably satisfactory to the Purchaser, of the written consent of BGTF LT Aggregator LP, in the form attached as Exhibit D (the “Specified Consent”). SECTION 1.4 Use of Proceeds. The Company covenants and agrees that it shall use the proceeds derived from the sale of the Series A Preferred Shares only for (a) working capital and general corporate purposes consistent with the budget attached as Exhibit E and (b) payment of (i) the reasonable and documented out-of-pocket costs and expenses of the Purchasers, pursuant to and in accordance with Section 4.2, and (ii) the reasonable and documented out-of-pocket costs and expenses of the Company in connection with the preparation, negotiation, execution and delivery of this Agreement, the Related Agreements and

3 the documents and instruments referred to herein and therein and the consummation of the transactions contemplated hereby and thereby. ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY Except as disclosed in any form, document or report publicly filed with or furnished to the SEC by the Company on or after January 1, 2022 and not less than two Business Days prior to the date hereof (excluding any disclosures contained under the heading “Risk Factors” or any disclosure included in any “forward-looking statements” disclaimer or any other general statement regarding risks or uncertainties that are similarly cautionary, predictive or forward-looking in nature), the Company represents and warrants to each Purchaser, as of the Closing Date, that: SECTION 2.1 Existence, Qualification and Power; Compliance with Laws. The Company and each of its Subsidiaries: (a) is a Person duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all corporate power and authority to (i) own its assets and carry on its business as currently conducted and (ii) execute, deliver and perform its obligations under this Agreement and each Related Agreement to which it is a party; (c) is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification; (d) is in compliance with all Applicable Laws, writs, injunctions and orders; and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in clause (c), (d) or (e), to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 2.2 Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement and each Related Agreement to which it is a party, and the issuance and sale of the Series A Preferred Shares pursuant to this Agreement, has been duly authorized by all necessary corporate or other organizational action on the part of the Company. None of the execution, delivery or performance by the Company of each such agreement to which the Company is a party, nor the consummation of the Transactions, will contravene the terms of any of its Organizational Documents. SECTION 2.3 Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement or any Related Agreement to which it is a party, except: (a) such as have been obtained or made and are in full force and effect; (b) consents, approvals, registrations, filings, permits or actions the failure to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and (c) solely with respect to the issuance of the Warrant Shares (as defined below), the filing of a Certificate of Amendment with the office of the Secretary of State of the State of Delaware. SECTION 2.4 Binding Effect. This Agreement and each other Related Agreement to which it is a party has been duly executed and delivered by the Company. This Agreement and each other Related Agreement to which it is a party constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by law and by general principles of equity and principles of good faith and fair dealing. SECTION 2.5 Capitalization. (a) The Company has filed the Certificate of Designation with the Secretary of State of the State of Delaware concurrently with the Closing. Immediately prior to the consummation of the

4 Transactions, the authorized capital stock of the Company consisted of (i) 600,000,000 shares of common stock, with a par value of $0.0001 per share (“Common Stock”), and (ii) 20,000,000 shares of preferred stock, with a par value of $0.0001 per share, none of which are issued and outstanding. (b) The Series A Preferred Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement, and the Warrant Shares, when issued and delivered and paid for in compliance with the provisions of the Warrant Agreement and the Warrants, as applicable, shall be duly authorized, validly issued, fully paid and non-assessable and free of restrictions on transfer except for restrictions on transfer arising under (i) applicable securities Laws, (ii) the Company’s Organizational Documents, (iii) the Related Agreements and (iv) Encumbrances and other restrictions created by or imposed by any applicable Purchaser. (c) As of the Closing and the issuance of the Purchased Shares, the Purchased Shares shall, with respect to dividend rights and rights upon the Company’s or any of its Subsidiaries’ reorganization, restructuring, recapitalization, liquidation, dissolution or winding up, or sale of all or substantially all of the assets or equity securities of the Company or any of its Subsidiaries (in each case, regardless of whether such transaction(s) is effectuated in an insolvency proceeding, including a case under chapter 11 of title 11 of the United States Code or its equivalent), rank senior to all other capital stock of the Company, including any other class or series of its capital stock. SECTION 2.6 Offering of Securities. Neither the Company nor any Person acting on its behalf has taken any action (including any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of the Series A Preferred Shares or the Warrants to be issued pursuant to this Agreement under the Securities Act) which would reasonably be expected to subject the offering, issuance or sale of the Series A Preferred Shares or the Warrants to the Purchasers pursuant to this Agreement to the registration requirements of the Securities Act. SECTION 2.7 No Registration. The offer, issuance, sale and delivery of the Series A Preferred Shares pursuant to this Agreement, and the offer, issuance, sale and delivery of the Warrants, and upon exercise of the Warrants pursuant to the terms and conditions of the Warrants and the Warrant Agreement, as applicable, the issuance, sale and delivery of the Warrant Shares, as applicable, are, assuming the accuracy of the representations and warranties set forth in Article III, in compliance with, and exempt from the registration requirements of, the Securities Act and all other applicable securities Laws. SECTION 2.8 Financial Condition; No Material Adverse Effect. The consolidated financial statements (including all related notes and schedules) of the Company included or incorporated by reference in the Company’s registration statements, prospectuses, proxy statements, schedules, forms, documents and reports (including exhibits) required to be filed or furnished (as applicable) by it under the Securities Act or the Exchange Act, as the case may be, from January 1, 2022 through the date hereof, present fairly, in all material respects, the financial position and results of operations and cash flows of the Company and its Subsidiaries on a consolidated basis as of such dates and for such periods in accordance with GAAP, (a) except as otherwise expressly noted therein, and (b) subject, in the case of quarterly financial statements, to the absence of footnotes and normal year-end adjustments. Since December 31, 2024, there have been no events, developments or circumstances that have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 2.9 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Company, threatened in writing against or affecting

5 the Company or any of its Subsidiaries which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (b) Except for any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (i) neither the Company nor any of its Subsidiaries is subject to or has received notice of any Environmental Claim or Environmental Liability or knows of any basis for any Environmental Liability or Environmental Claim of the Company or any of its Subsidiaries, and (ii) since January 1, 2022, neither the Company nor any of its Subsidiaries has failed to comply with any Environmental Law or to obtain, maintain or comply with any Governmental Authorization required under any Environmental Law to operate their respective businesses. (c) Neither the Company nor any of its Subsidiaries has treated, stored, transported or Released any Hazardous Materials on, at, under or from any real estate or facility currently or formerly owned, leased or operated by the Company or any of its Subsidiaries in a manner so as to give rise to any Environmental Liability that would reasonably be expected to have a Material Adverse Effect. SECTION 2.10 Compliance with Laws. The Company and each of its Subsidiaries is in compliance with all Applicable Laws that are applicable to it or its property, except, in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. SECTION 2.11 Investment Company Status. The Company is not an “investment company” as defined in, or as required to be registered under, the Investment Company Act of 1940. SECTION 2.12 Taxes. The Company and each of its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it that are due and payable (including in its capacity as a withholding agent), except (a) Taxes (or any requirement to file Tax returns with respect thereto) that are being contested in good faith by appropriate proceedings and for which the Company or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP, or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. SECTION 2.13 ERISA. (a) Each Plan is in compliance in form and operation with its terms and with ERISA and the Code and all other Applicable Laws, except where any failure to comply would not reasonably be expected to result in a Material Adverse Effect. (b) In the five-year period ending on the date of this Agreement, no ERISA Event has occurred and is continuing or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. SECTION 2.14 Solvency. As of the Closing Date, after giving effect to the Transactions and the incurrence of the obligations being incurred in connection with this Agreement and the Transactions on the Closing Date, the sum of the debt (including contingent liabilities) of the Company and its Subsidiaries, taken as a whole, does not exceed the fair value of the assets of the Company and its Subsidiaries, taken as a whole. For purposes of this Section 2.14, (a) it is assumed that the obligations under the Transactions will come due at their respective maturities and (b) the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

6 SECTION 2.15 Labor Disputes. Except as individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect, (a) there are no strikes, lockouts or slowdowns against the Company or any of its Subsidiaries pending or, to the knowledge of the Company or any of its Subsidiaries, threatened, and (b) the hours worked by and payments made to employees of the Company and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other Applicable Laws dealing with such matters. SECTION 2.16 Sanctions. (a) (i) Neither the Company nor any of its Subsidiaries or any of the respective directors or officers or, to the knowledge of the Company, agents (solely to the extent acting in its capacity as an agent for the Company or any of its Subsidiaries) or employees of the Company or its Subsidiaries is the subject or target of any U.S. economic or financial sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department or the U.S. State Department (collectively, “Sanctions”); and (ii) the Company has not used and will not use, directly or, to its knowledge, indirectly, any part of the proceeds of the sale of the Series A Preferred Shares, the Warrants or the Warrant Shares or otherwise made or will make available such proceeds to any Person to finance the activities of any Person that is the subject or target of any Sanctions. (b) To the extent applicable, the Company and its Subsidiaries are in compliance, in all material respects, with the USA PATRIOT Act. (c) (i) For the past three years, neither the Company nor any of its Subsidiaries or any of the respective directors or officers or, to the knowledge of the Company, agents (solely to the extent acting in its capacity as an agent for the Company or any of its Subsidiaries) or employees of the Company or any of its Subsidiaries, has taken any action, directly or indirectly, that would result in a material violation by any such Person of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), including making any offer, payment, promise to pay or authorization or approval of the payment of any money, or other property, gift, promise to give or authorization of the giving of anything of value, directly or indirectly, to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in each case in contravention of the FCPA and any other Applicable Laws relating to the corruption or bribery; and (ii) the Company has not used and will not use, directly or, to its knowledge, indirectly, any part of the proceeds of the sale of the Series A Preferred Shares, the Warrants or the Warrant Shares or otherwise made or will make available such proceeds to any governmental official or employee, political party, official of a political party, candidate for public office or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage in violation of the FCPA. SECTION 2.17 No Other Representations or Warranties. Except for the express written representations and warranties made by the Company in this Article II and in any instrument or document delivered pursuant to this Agreement, neither the Company nor any other Person makes or has made any express or implied representation or warranty regarding the Company or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement, and the Company expressly disclaims any other representations or warranties and none of the Purchasers or any of their respective Affiliates or its or their respective Representatives has relied on and none are relying on any representations or warranties regarding the Company or any of its Affiliates or any of its or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects or its or their respective Representatives in connection with this Agreement or the transactions contemplated by this Agreement, other than the express written representations and warranties expressly set forth in this Article II and in any instrument or document delivered pursuant to this Agreement.

7 SECTION 2.18 Disclosure. None of the information disclosed in any form, document or report publicly filed with or furnished to the SEC by the Company on or after January 1, 2022 and prior to the Closing Date contains any material misstatement of fact or omits to state any material fact necessary to make such information not materially misleading. ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS Each Purchaser represents and warrants to the Company, solely with respect to such Purchaser and not with respect to any other Purchaser, as of the Closing Date, that: SECTION 3.1 Existence, Qualification and Power. Such Purchaser: (a) is duly organized or incorporated and validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, except where the failure to be so duly organized or incorporated or validly existing would not reasonably be expected to result in a material adverse effect on the Purchaser’s ability to perform its obligations hereunder and under the Related Agreements to which it is a party; and (b) has all corporate or other organizational power and authority to execute, deliver and perform its obligations under this Agreement and any other agreement to which it is a party. All material consents, approvals, authorizations and orders required on the part of such Purchaser for the execution and delivery by such Purchaser of this Agreement, the consummation of this Agreement by Purchaser, and the transactions contemplated herein and therein to which the Purchaser is a party have been obtained and are in full force and effect. SECTION 3.2 Accredited Investor. Such Purchaser is an “accredited investor” as defined under Rule 501(a) of Regulation D promulgated under the Securities Act or a “qualified institutional buyer” as defined under Rule 144A promulgated under the Securities Act (“Rule 144A”). SECTION 3.3 Power; Authorization. Such Purchaser has the power, capacity and authority, and the legal right, to make, deliver and perform this Agreement and the Related Agreements to which it is a party. This Agreement constitutes, and each Related Agreement to which such Purchaser is a party upon execution will constitute, a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). SECTION 3.4 Investment Matters. (a) Such Purchaser is, and was at the time such Purchaser was offered the Series A Preferred Shares and the Warrants (including the Warrant Shares underlying the Warrants), (i) a “qualified institutional buyer” (as such term is defined in Rule 144A), (ii) an institutional accredited investor (as such term is defined in Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D), or (iii) a non-U.S. Person (as such term is defined in Regulation S) and will not acquire the Series A Preferred Shares or the Warrants (including the Warrant Shares underlying the Warrants) for the account or benefit of any U.S. Person. (b) Such Purchaser is acquiring the Series A Preferred Shares for its own account, for investment purposes only and not with a view to any distribution thereof that would not otherwise comply with the Securities Act. (c) Such Purchaser understands that (i) the Series A Preferred Shares have not been registered under the Securities Act and the Series A Preferred Shares are being issued by the Company in transactions exempt from the registration requirements of the Securities Act, and (ii) all or any part of the Series A

8 Preferred Shares may not be offered or sold except pursuant to effective registration statements under the Securities Act or pursuant to applicable exemptions from registration under the Securities Act and in compliance with applicable state Laws. (d) Such Purchaser understands that the exemption from registration afforded by Rule 144 promulgated under the Securities Act (“Rule 144”) (the provisions of which are known to the Purchaser) depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts. (e) Such Purchaser did not employ any broker or finder in connection with the transactions contemplated in this Agreement and no fees or commissions are payable to the Purchaser, except as otherwise expressly provided for in this Agreement or in any Related Agreement. (f) No portion of the funds or assets that will be used by such Purchaser to pay such Purchaser’s portion of the Aggregate Purchase Price or to acquire or hold the Series A Preferred Shares, constitute or will constitute the assets of any (i) employee benefit plan subject to Title I of ERISA, (ii) plan described in and subject to Section 4975 of the Code (each such employee benefit plan and plan described in clauses (i) and (ii) referred to herein as an “ERISA Plan”), (iii) plan, account or other arrangement subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions of Title I of ERISA or Section 4975 of the Code that could cause the underlying assets of the Company to be treated as assets of such plan, account or arrangement (a “Similar Law Plan”) or (iv) entity whose underlying assets are deemed to include “plan assets” of any such ERISA Plan or Similar Law Plan pursuant to Section 3(42) of ERISA and any regulations that may be promulgated thereunder or otherwise. (g) Such Purchaser (i) is, and for so long as it holds any Series A Preferred Shares, will be, a “venture capital operating company” or wholly owned by a “venture capital operating company” or (ii) does not have, and for so long as it holds any Series A Preferred Shares, will not have, “significant equity participation” by benefit plan investors. The term “venture capital operating company” has the meaning assigned to such term in the Department of Labor Regulation Section 2510.3-101. SECTION 3.5 Consents and Approvals. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Authority or third party is necessary or required by or with respect to such Purchaser for the execution of this Agreement by such Purchaser and the Related Agreements to which it is a party or the consummation by such Purchaser of the Transactions. SECTION 3.6 No Conflict. None of the execution, delivery or performance by such Purchaser of this Agreement nor the consummation by such Purchaser of the Transactions will conflict with, violate or constitute a breach of or a default under (i) such Purchaser’s or any of its Subsidiaries’ Organizational Documents, (ii) any Related Agreements to which such Purchaser or any of its Subsidiaries is a party or by which it or any of its Subsidiaries are bound or (iii) any Applicable Law binding upon such Purchaser or any of its subsidiaries, except in the case of clauses (ii) and (iii) as would not, individually or in the aggregate, reasonably be expected to enjoin, prevent or delay the consummation by such Purchaser of the Transactions. SECTION 3.7 Compliance with Laws. Such Purchaser is in compliance with all Applicable Laws, writs, injunctions and orders, except to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Purchaser’s ability to perform its obligation hereunder and under the Related Agreements to which it is a party.

9 SECTION 3.8 Investment Experience; No Reliance; Economic Risk. Such Purchaser has substantial investment experience so that such Purchaser has the capacity to protect its own interests and is fully capable of evaluating the merits and risks of its purchase of the applicable Purchased Shares hereunder. Such Purchaser acknowledges that it has made its own decision to purchase the applicable Purchased Shares hereunder without reliance on any representation or warranty of the Company or any third party (other than with respect to the representations and warranties expressly set forth in Article II). Such Purchaser further acknowledges that neither the Company nor any other party has any responsibility with respect to any statements, representations or warranties that have been made or may be made in connection with the transactions contemplated by this Agreement regarding the Company, or the value of the Purchased Shares and that neither the Company nor any other party has made any representation, warranty or covenant, express or implied, to such Purchaser in connection with the Transactions (other than with respect to the representations and warranties expressly set forth in Article II). Specifically, the Company has not made any representation, warranty or covenant, express or implied, with respect to the Company’s business, financial condition, prospects, or value, or the value of the Purchased Shares. Such Purchaser represents that it has had a full, fair and complete opportunity to value the Purchased Shares. Such Purchaser acknowledges that there is no established trading market for the Purchased Shares and that the Aggregate Purchase Price may not be indicative of the actual fair market value of the Purchased Shares. Such Purchaser further acknowledges that the value of the Purchased Shares may increase or decrease substantially over time. In full understanding of the possibility that, at the present time or in the future, the Purchased Shares could be worth substantially more or less than the Aggregate Purchase Price, such Purchaser has voluntarily entered into this Agreement and determined to purchase the applicable Purchased Shares hereunder. SECTION 3.9 Informed Investment Decision. Such Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that such Purchaser considers important in making the decision to acquire the applicable portion of the Purchased Shares. Such Purchaser acknowledges that the Company may be in possession of material, non-public information not known to such Purchaser (the “Purchaser Excluded Information”). The Purchaser Excluded Information, if publicly disclosed, could foreseeably affect the value of the Purchased Shares, including Purchaser Excluded Information that may be indicative that the value of such securities is substantially greater or lower than the purchase price being paid for such securities by the Purchasers as set forth herein. Notwithstanding the Company’s possession of the Purchaser Excluded Information which is not being disclosed to such Purchaser, such Purchaser wishes to enter into this Agreement at this time for its own business purposes. Such Purchaser understands the disadvantage to which such Purchaser may be subject on account of the disparity of the access to, and possession of, the information between the Company and such Purchaser. Such Purchaser has conducted an independent evaluation of the Company’s securities to determine whether to engage in the transactions contemplated by this Agreement and, notwithstanding the absence of access by such Purchaser to the Purchaser Excluded Information, such Purchaser is desirous of consummating such transactions. Such Purchaser acknowledges that certain matters comprising the Purchaser Excluded Information may or may not materialize and such Purchaser agrees that the Company shall not be obligated to disclose any Purchaser Excluded Information or have any liability to the Purchaser with respect to any such non-disclosure. Such Purchaser understands and agrees that the Company makes no representation or warranty whatsoever with respect to the business, condition (financial or otherwise), properties, prospects, creditworthiness, status or affairs of the Company or with respect to the value of the Purchased Shares, in each case other than as expressly set forth in Article II. SECTION 3.10 Assumption of Risk. Such Purchaser is entering into this Agreement freely and understands and expressly accepts and assumes the economic and market risk associated with purchasing the applicable Purchased Shares for the applicable portion of the Aggregate Purchase Price.

10 ARTICLE IV ADDITIONAL COVENANTS SECTION 4.1 Issuance of Warrants; Requisite Stockholder Approvals; Subsequent Financing; Promissory Note. (a) No later than May 31, 2025, the Company shall deliver to each Purchaser, the applicable Warrants (as defined in the Warrant Agreement, in the form attached hereto as Exhibit F (the “Warrant Agreement”)), representing the right to purchase, on the terms and subject to the conditions set forth in the applicable Warrant, the applicable number of shares of Common Stock (collectively, the “Warrant Shares”), as set forth opposite such Purchaser’s name on Exhibit G, at an exercise price equal to $0.0000001 per Warrant Share, to be issued (i) via book-entry registration on the books and records of the Company and Continental Stock Transfer & Trust Company, a New York corporation, or another warrant agent reasonably acceptable to the Majority Holders (the “Warrant Agent”), and evidenced by Warrant Statements (as defined in the Warrant Agreement), in customary form and substance, and/or (ii) if requested by any applicable Purchaser, in its capacity as a Warrantholder (as defined in the Warrant Agreement), in the form of one or more global certificates. (b) No later than 60 days (or 90 days if the staff of the SEC conducts a review of the applicable preliminary proxy statement) following the Closing Date, the Company shall convene a meeting of its stockholders (the “Stockholder Meeting”) in order to obtain the Requisite Stockholder Approvals. (c) Subject only to obtaining the Requisite Stockholder Approvals, the Company shall use its reasonable best efforts to consummate the Subsequent Financing, on terms and conditions reasonably satisfactory to the Majority Holders. (d) Upon the occurrence of an Automatic Exchange Event (as defined in the Certificate of Designation), all outstanding Series A Preferred Shares shall, to the fullest extent permitted by law, be deemed automatically surrendered to the Company, redeemed and extinguished in exchange for one or more promissory notes, in the form attached hereto as Exhibit H (the “Promissory Note”), in each case in accordance with the provisions of the Certificate of Designation. SECTION 4.2 Expenses. The Company hereby agrees to pay all reasonable and documented out- of-pocket costs and expenses (including reasonable and documented legal costs and expenses) of each Purchaser in connection with the preparation, negotiation, execution and delivery of this Agreement, the Related Agreements and the documents and instruments referred to herein and therein and the consummation of the transactions contemplated hereby and thereby; provided, however, in no event shall the Company be required to reimburse the Purchasers for such costs and expenses in an amount that exceeds, in the aggregate for all Purchasers, $1,000,000. SECTION 4.3 Further Assurances. The Parties shall, and shall cause their respective Affiliates to, use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all thing necessary, proper or advisable under any Applicable Laws or otherwise to consummate and make effective the Transactions as promptly as practicable, including executing and delivering such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the Transactions. SECTION 4.4 Compliance with Laws. The Parties agree to conduct their business in compliance in all material respects with all Anti-Corruption Laws, Anti-Terrorism and Anti-Money Laundering Laws, and Global Trade Control Laws, and not to take any action that would cause a Party to be in violation of

11 any Anti-Corruption Laws, Anti-Terrorism and Anti-Money Laundering Laws, or Global Trade Control Laws. SECTION 4.5 Securities Act. For so long as any of the Series A Preferred Shares remain outstanding and constitute “restricted securities” within the meaning of the Securities Act, the Company will make available at the Company’s expense, upon request, to any holder of Series A Preferred Shares, and any prospective purchasers thereof, the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act. SECTION 4.6 Indemnification and Insurance. (a) For six years from and after the Closing, the Company shall indemnify and hold harmless all Persons who, as of the Closing, are past or present directors or officers of the Company or any of its Subsidiaries or who served or are serving as a director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise (each of the foregoing corporations, partnerships, joint ventures, trusts, pensions or other employee benefit plans or enterprises, an “Other Entity”) at the request or for the benefit of the Company or any of its Subsidiaries (collectively, together with such Persons’ heirs, executors and administrators, the “Covered Persons”) to the same extent such Covered Persons are indemnified as of or prior to the Closing by the Company or a Subsidiary of the Company or an Other Entity (as applicable) pursuant to any Organizational Documents or indemnification agreements with such Covered Persons, if any, in existence on the date of this Agreement (collectively, the “Existing Indemnification Arrangements”) arising out of acts or omissions in their capacity as directors, officers or other agents of the Company or any of its Subsidiaries or Other Entities (as applicable) occurring at or prior to the Closing. (b) For not less than six years from and after the Closing, the Company shall ensure that the Organizational Documents of the Company shall contain provisions no less favorable with respect to exculpation, indemnification of and advancement of expenses to Covered Persons for periods at or prior to the Closing than existed in the Organizational Documents as of immediately prior to the Closing Date. To the extent permitted by Applicable Laws, indemnification agreements, if any, in existence on the date of this Agreement with any directors, officers and employees shall continue in full force and effect in accordance with their terms following the Closing. (c) For six years from and after the Closing, the Company shall maintain in effect policies of directors’ and officers’ liability insurance and fiduciary liability insurance that collectively provide coverage for matters arising on or before the Closing (the “D&O Insurance”) on terms (including with respect to coverage, conditions, retentions, limits and amounts) that are not less favorable than the existing policies of the Company and the Company Subsidiaries, from an insurance carrier with the same or better credit rating as the Company’s existing carrier; provided, however, that, after the Closing, the Company shall not be required to pay annual premiums for the D&O Insurance in excess of 300% of the last annual premium paid by the Company prior to the date hereof, but in such case shall purchase as much coverage as reasonably practicable for such amount. In lieu of the foregoing, the Company may purchase, promptly after Closing, at prevailing market rates (and in no event at a cost greater than 300% of the last annual premium paid by the Company prior to the date hereof in respect of D&O Insurance), a six-year prepaid “tail” policy on terms and conditions providing no less favorable benefits as the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company and its Subsidiaries with respect to matters arising on or before the Closing, covering without limitation the transactions contemplated hereby and full prior acts coverage for all acts or omissions taking place before the tail becomes effective.

12 (d) This Section 4.6 is intended to be for the benefit of, and shall be enforceable by, each of the Covered Persons, who shall be deemed express third-party beneficiaries of this Section 4.6. The rights to indemnification, advancement, insurance coverage and the other rights provided for herein shall not be deemed exclusive of any other rights to which any Covered Person is entitled, whether pursuant to Law, contract or otherwise. (e) If the Company or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of the Company or any of their respective successors or assigns shall assume all of the obligations Company set forth in this Section 4.6. SECTION 4.7 Cooperation. At any meeting of stockholders of the Company called with respect to the Requisite Stockholder Approval, or at any adjournment thereof, the Purchaser shall vote, or cause to be voted, all shares of Common Stock held by such Purchaser prior to the Closing Date in favor of the Requisite Stockholder Approval, or, if there are insufficient votes in favor of granting the Requisite Stockholder Approval, in favor of the adjournment of such meeting of the stockholders of the Company to a later date. ARTICLE V MISCELLANEOUS SECTION 5.1 Survival. All (a) representations and warranties made by the Company and each Purchaser contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement shall survive until the 12-month anniversary of the Closing Date, and (b) all covenants of the Company and each Purchaser in this Agreement shall survive the execution and delivery of this Agreement in accordance with their respective terms. SECTION 5.2 Entire Agreement; Parties in Interest. This Agreement (including the exhibits hereto), the Charter, the Investors’ Rights Agreement, and the Certificate of Designation constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. This Agreement will be binding upon and inure solely to the benefit of each Party and their respective successors, legal representatives and permitted assigns, and nothing in this Agreement, express or implied, is intended to or will confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement except for the provisions of Section 5.3 which will be enforceable by the beneficiaries contemplated thereby. SECTION 5.3 No Recourse. Notwithstanding anything to the contrary in this Agreement, this Agreement may only be enforced by a Party against, and any Proceedings that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may only be made by such Party against, another Party, and no current, former or future Affiliates of a Party, or any of the foregoing Persons’ respective Representatives (collectively, the “Related Parties”), will have any Liability for any Liabilities of such Party for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, the purchase of the Series A Preferred Shares hereunder or the Transactions or in respect of any oral representations made or alleged to be made in connection herewith or therewith. In no event will a Party or any of its Affiliates, and each Party agrees not to and to cause its Affiliates not to, seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover losses or other damages in connection therewith from, any Related Party.

13 SECTION 5.4 Governing Law and Jurisdiction. This Agreement and any dispute or claim arising out of, or in connection with, it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the Parties hereto hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction, any other state or federal court located in the State of Delaware, over any suit, action or other proceeding brought by any party arising out of or relating to this Agreement, and each of the Parties hereto hereby irrevocably agrees that all claims or disputes with respect to any such suit, action or other proceeding shall be heard and determined in such courts. Each party hereby consents to service of process in any such proceeding in any manner permitted by the Laws of Delaware, and further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 5.7. Notwithstanding the foregoing in this Section 5.4, a Party hereto may commence any action, claim, cause of action or suit in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts. SECTION 5.5 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN RESPECT OF ANY ISSUE, ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, ITS NEGOTIATION OR TERMS, OR THE TRANSACTIONS, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS SECTION 5.5 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH SUCH OTHER PARTIES ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5.5 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. SECTION 5.6 Remedies. (a) Except as otherwise provided herein, all remedies available under this Agreement, at law or otherwise, will be deemed cumulative and not alternative or exclusive of other remedies. The exercise by any Party of a particular remedy will not preclude the exercise of any other remedy. (b) Each Party hereby acknowledges and agrees that the other Parties would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms, and that remedies at law would not be adequate to compensate such other Parties not in default or in breach. Accordingly, each Party agrees that the other Parties will be entitled to an injunction or injunctions to prevent breaches or threatened breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they may be entitled, at law or in equity. The Parties waive any defense that a remedy at law is adequate and any requirement to prove special damages, post bond or provide similar security in connection with actions instituted for injunctive relief or specific performance of this Agreement.

14 SECTION 5.7 Notice. (a) Except as otherwise provided in this Agreement, any notice or other communication required or permitted to be delivered to any Party under this Agreement will be in writing and delivered by (i) email or (ii) registered mail via a national courier service to the following email address or physical address, as applicable: If to the Company: LanzaTech Global, Inc. 8045 Lamon Avenue, Suite 400 Skokie, IL 60077 Attn: Joseph C. Blasko Email: [REDACTED] with a copy (not constituting notice) to: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 Attn: Marisa Stavenas; Nicholas Baker Email: [REDACTED]; [REDACTED] If to any Purchaser, to such Purchaser at the address set forth on the signature page hereto under such Purchaser’s name. (b) Notice or other communication pursuant to Section 5.7(a) will be deemed given or received when delivered, except that any notice or communication received by email transmission on a non-Business Day or on any Business Day after 5:00 p.m. addressee’s local time or overnight delivery on a non-Business Day will be deemed to have been given and received at 9:00 a.m. addressee’s local time on the next Business Day. Any Party may specify a different address, by written notice to the other Parties. The change of address will be effective upon the other Parties’ receipt of the notice of the change of address. SECTION 5.8 Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by (a) the Majority Holders and (b) the Company, or in the case of a waiver, by the Party against whom the waiver is to be effective. No knowledge, investigation or inquiry, or failure or delay by the Company or the Purchaser in exercising any right hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No waiver of any right or remedy hereunder will be deemed to be a continuing waiver in the future or a waiver of any rights or remedies arising thereafter. SECTION 5.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which constitutes an original, and all of which taken together constitute one instrument. A signature delivered by facsimile or other electronic transmission (including e-mail) will be considered an original signature. Any Person may rely on a copy of this Agreement. SECTION 5.10 Assignment. This Agreement will be binding upon and will inure to the benefit of the Parties and their respective permitted assigns and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the Parties without the prior written

15 consent of the other Parties. Any assignment or transfer in violation of this Section 5.10 shall be null and void. SECTION 5.11 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void, invalid or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties agree to replace such illegal, void, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that achieves, to the extent possible, the economic, business and other purposes of such illegal, void, invalid or unenforceable provision. SECTION 5.12 Certain Company Acknowledgements. The Company acknowledges on its behalf and on behalf of its Subsidiaries that the Purchasers and their respective Affiliates may be involved in a broad range of transactions and may have economic interests that conflict with those of the Company and its Subsidiaries. Each Purchaser is and will act under this Agreement as an independent contractor. Nothing in this Agreement or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty of such Purchaser to the Company, any of its Subsidiaries or any Affiliate or equity holder thereof. The transactions contemplated by this Agreement are arm’s-length commercial transactions between the Purchasers, on the one hand, and the Company on the other hand. In connection with the Transactions and with the process leading to the Transactions, each Purchaser is acting solely as a principal and not as agent or fiduciary of the Company or any of its Subsidiaries or member of management, equity holders or creditors thereof or any other Person. The Purchasers have not assumed an advisory or fiduciary responsibility or any other obligation in favor of the Company or any of its Subsidiaries with respect to the Transactions or the process leading thereto (irrespective of whether any Purchaser or any of its Affiliates has advised or is currently advising the Company or any of its Affiliates or equity holders on other matters), except for the obligations expressly set forth in this Agreement or applicable Related Agreement. The Company has consulted its own legal, tax, accounting, regulatory and financial advisors to the extent it has deemed appropriate. The Company is responsible for making its own independent judgment with respect to the Transactions and the process leading thereto. SECTION 5.13 PATRIOT Act. The Purchasers hereby notify the Company that, pursuant to the requirements of the PATRIOT Act, the Purchasers may be required to obtain, verify and record information that identifies the Company, including its name, address and other information that will allow the Purchasers to identify the Company in accordance with the PATRIOT Act. SECTION 5.14 Rights of Third Parties. Except with respect to Section 4.6 or otherwise as expressly stated in this Agreement, no Person that is not a party to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder. Notwithstanding the foregoing, each Covered Person shall be an express third-party beneficiary of and shall be entitled to rely upon Section 4.6, this Section 5.14 and Section 5.8 (in the case of Section 5.8, with respect to any amendment to or waiver of Section 4.6 or this Section 5.14). SECTION 5.15 Tax Treatment. The Company and each Purchaser acknowledge and agree that for U.S. federal income tax purposes the Series A Preferred Shares (based on the terms and conditions as set forth in the Certificate of Designation) shall be treated as equity (and not debt) for U.S. federal income tax purposes that is neither (a) “preferred stock” within the meaning of Section 305 of the Code and any applicable Treasury regulations promulgated thereunder, nor (b) “Section 306 stock” within the meaning of Section 306 of the Code and any applicable Treasury regulations promulgated thereunder (the “Tax Treatment”). The Company will report and file all tax returns (and determine all applicable Taxes) consistently with, and taken no positions or actions inconsistent with, the Tax Treatment (including by way of withholding) unless otherwise required by (i) a change in Law or official interpretation thereof after the

16 Closing or (ii) a final determination of a Governmental Authority within the meaning of Section 1313(a) of the Code, in each case, that is binding on the Company. The Company and each Purchaser further acknowledge and agree that it is their intention for U.S. federal income tax purposes that Purchasers shall not be required to include in income as a dividend for any amounts in respect of the Series A Preferred Shares under Section 305(c) of the Code on account of the accrual of dividends thereon. ARTICLE VI DEFINITIONS SECTION 6.1 Certain Definitions. (a) The following words and phrases have the meanings specified in this Section 6.1: “Affiliate” means, as to any Person, any other Person which, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise; provided, that, the Company and its Subsidiaries shall not be deemed an Affiliate of any Purchaser, and no Purchaser shall be deemed an Affiliate of the Company or any of its Subsidiaries. “Anti-Corruption Laws” means any applicable laws, regulations or conventions in any part of the world related to combating bribery and corruption, including the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions and the UN Convention Against Corruption; and in the United States, the FCPA. “Anti-Terrorism and Anti-Money Laundering Laws” means any applicable laws, regulations or conventions in any part of the world related to terrorism or money laundering, including, the European Union Money Laundering Directives; in the United States, the Executive Order and statutes authorizing the establishment of trade and economic sanctions programs enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the Bank Secrecy Act of 1970 and the PATRIOT Act. “Applicable Laws” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Authorized Officer” means, as applied to any Person, any individual holding the position of chairman of the board (if an officer), chief executive officer, president, vice president (or the equivalent thereof), chief financial officer or treasurer of such Person. “Business Day” means any day that is not a Saturday or Sunday or other day on which the commercial banks in New York City are authorized or required by law to remain closed. “Certificate of Amendment” means a certificate of amendment to the Charter effecting the Reverse Stock Split, the Increased Capital Stock Authorization, the Par Value Adjustment Authorization and the Written Consent Authorization, in each case as defined in the definition of “Requisite Stockholder Approvals”.

17 “Certificate of Designation” means that certain Certificate of Designation of Series A Convertible Senior Preferred Stock of the Company, dated as of May 7, 2025. “Charter” means the Second Amended and Restated Certificate of Incorporation of AMCI Acquisition Corp. II, filed on February 8, 2023, as amended from time to time in accordance with its terms and the terms of this Agreement and which includes, for the avoidance of doubt, (a) that certain Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of LanzaTech Global, Inc., filed on October 3, 2024, and (b) the Certificate of Designation. “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. “Encumbrance” means all security interests, mortgages, charges, options, equities, claims, or other third party rights (including rights of pre-emption) of any nature whatsoever. “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, land surface and subsurface strata & natural resources such as wetlands, flora and fauna. “Environmental Claim” means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any Governmental Authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (b) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (c) in connection with any actual or alleged damage, injury, threat or harm to the Environment. “Environmental Laws” means any and all current or future applicable foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other applicable requirements of Governmental Authorities and the common law relating to (a) environmental matters, including those relating to any Hazardous Materials Activity; or (b) the generation, use, storage, transportation or disposal of or exposure to Hazardous Materials, in any manner applicable to the Company or any of its Subsidiaries. “Environmental Liability” means any Liability, contingent or otherwise (including any Liability for damages, costs of environmental remediation, fines, penalties or indemnities), directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is under common control with the Company or any of its Subsidiaries and is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any Subsidiary or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations at any facility of the Company or any Subsidiary or any ERISA Affiliate as described in Section 4062(e) of ERISA, in each case, resulting in liability pursuant to

18 Section 4063 of ERISA; (c) a complete or partial withdrawal by the Company or any Subsidiary or any ERISA Affiliate from a Multiemployer Plan resulting in the imposition of Withdrawal Liability on the Company or any Subsidiary or any ERISA Affiliate, notification of the Company or any Subsidiary or any ERISA Affiliate concerning the imposition of Withdrawal Liability or notification that a Multiemployer Plan is “insolvent” within the meaning of Section 4245 of ERISA; (d) the filing of a notice of intent to terminate a Pension Plan under Section 4041(c) of ERISA, the treatment of a Pension Plan amendment as a termination under Section 4041(c) of ERISA, the commencement of proceedings by the PBGC to terminate a Pension Plan or the receipt by the Company or any Subsidiary or any ERISA Affiliate of notice of the treatment of a Multiemployer Plan amendment as a termination under Section 4041A of ERISA or of notice of the commencement of proceedings by the PBGC to terminate a Multiemployer Plan; (e) the occurrence of an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any Subsidiary or any ERISA Affiliate, with respect to the termination of any Pension Plan; or (g) the conditions for imposition of a Encumbrance under Section 303(k) of ERISA have been met with respect to any Pension Plan. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. “GAAP” means generally accepted accounting principles in the United States, applied on a consistent basis throughout the periods indicated. “Global Trade Control Laws” means any laws, regulations or conventions in any part of the world related to import transactions, export transactions, or economic sanctions, including the U.S. Export Administration Regulations; the U.S. International Traffic in Arms Regulations; the economic sanctions rules and regulations implemented under statutory authority or the U.S. President’s Executive Orders and administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or U.S. Department of State; European Union Council Regulations on export controls, including Nos. 428/2009, 267/2012; other E.U. Council sanctions regulations, as implemented in E.U. Member States; United Nations sanctions policies; economic sanctions administered by Her Majesty’s Treasury of the United Kingdom; and all relevant regulations made under any of the foregoing. “Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state, provincial, county, local, or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government in any jurisdiction. “Governmental Authorization” means any permit, license, authorization, approval, plan, directive, consent order or consent decree of or from any Governmental Authority. “Hazardous Materials” means any chemical, material, substance or waste, or any constituent thereof, which is prohibited, limited or regulated under any Environmental Law or by any Governmental Authority or which poses a hazard to the Environment or to human health and safety, including without limitation, petroleum and petroleum by-products, asbestos and asbestos-containing materials, polychlorinated biphenyls, medical waste and pharmaceutical waste. “Hazardous Materials Activity” means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Material, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation,

19 processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Material, and any corrective action or response action with respect to any of the foregoing. “Investors’ Rights Agreement” means the Investors’ Rights Agreement, dated as of the Closing Date, between the Company and the Company stockholders named therein, as amended from time to time in accordance with the terms thereof. “Law” means any applicable U.S. or foreign, federal, state, provincial, municipal or local law (including common law), statute, ordinance, rule, regulation, code, policy, directive, standard, license, treaty, judgment, order, injunction, decree or agency requirement of or undertaking to or agreement with any governmental entity. “Legacy Convertible Note” means that certain Convertible Promissory Note, dated August 6, 2024, between the Company (as “the Company”) and Carbon Direct Fund II Blocker I LLC (as “the Holder”), as in effect as of immediately prior to the Closing. “Liability” means any indebtedness, loss, damage, claim, fines, penalties, liability or obligation (whether direct or indirect, known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, matured or unmatured, determined or determinable, disputed or undisputed, liquidated or unliquidated, or due or to become due, and whether in contract, tort, strict liability or otherwise), and including all costs and expenses relating thereto (including all fees, disbursements and expenses of legal counsel, experts, engineers and consultants and costs of investigation). “Majority Holders” means, as of any date of determination, the holder(s) of a majority of the Series A Preferred Shares then outstanding. “Material Adverse Effect” means any change, effect, event, occurrence, development, state of facts or circumstance (each, an “Effect”) that, individually or in the aggregate with all other Effects, has or would reasonably be expected to have a material adverse effect on the business, assets, properties, liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however, that none of the following (by itself or when aggregated) will be deemed to constitute a Material Adverse Effect or will be taken into account when determining whether a Material Adverse Effect has occurred or may, would or could occur: (i) changes or developments in domestic, foreign or global markets, including (A) changes or developments in or affecting the regional, domestic or any foreign securities, equity, credit or financial markets, (B) changes or developments in or affecting regional, domestic or any foreign interest or exchange rates and (C) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any domestic or foreign securities exchange or over-the-counter market, (ii) changes or developments in domestic, foreign or global economic conditions generally, (iii) changes in GAAP or other accounting standards or any official interpretation or enforcement thereof after the Closing Date, (iv) changes in legislative conditions or Law or any changes or developments in the official interpretation or enforcement thereof by Governmental Authorities after the Closing Date (including tariff policies), (v) changes in regional, domestic, foreign or global political or geopolitical conditions (including the outbreak or escalation of war or hostilities, military actions, acts of terrorism (including cyber-terrorism) or national emergencies), including any worsening of such conditions threatened or existing on the Closing Date, (vi) changes or developments in the business conditions generally affecting the principal industry sector in which the Company or any of its Subsidiaries operate or where their products or services are sold, or (vii) weather conditions or other acts of God (including storms, earthquakes, tornados, floods or other natural disasters) or any outbreak of illness, pandemic or other public health event (except, in any such case, to the extent (but only to the extent) that the related impact has had or would reasonably be expected to have a disproportionate adverse effect on the Company and its

20 Subsidiaries, taken as a whole, relative to companies operating in the principal industry sector in which the Company and its Subsidiaries conduct business). “Multiemployer Plan” means any employee benefit plan which is a “multiemployer plan” as defined in Section 3(37) of ERISA, that is subject to the provisions of Title IV of ERISA, and in respect of which the Company or any of its Subsidiaries, or any of their respective ERISA Affiliates, makes or is obligated to make contributions or with respect to which any of them has any ongoing obligation or liability, contingent or otherwise. “Nasdaq Stockholder Approval” means the receipt by the Company of the requisite approval from its stockholders in accordance with Nasdaq Stock Market Rule 5635: (a) to issue more than 19.9% of its outstanding shares of Common Stock, as outstanding before such issuance, and at an issue price below the “minimum price” in connection with settlement of conversions of the Purchased Shares, the exercise of the Warrants and the issuance of the Warrant Shares and the issuance of shares of Common Stock pursuant to the Subsequent Financing; and (b) to effect any “change of control” under Nasdaq Stock Market Rule 5635 in connection with settlement of conversions of the Purchased Shares, the exercise of the Warrants and the issuance of the Warrant Shares and the issuance of shares of Common Stock pursuant to the Subsequent Financing. “Organizational Documents” means the articles or certificate of incorporation or formation, certificate of limited partnership, joint venture or partnership agreement, operating or limited liability company agreement, by-laws or other constitutional, governing or organizational document of any Person other than an individual, each as from time to time amended or modified. “PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)). “PBGC” means the U.S. Pension Benefit Guaranty Corporation. “Pension Plan” means any employee pension benefit plan, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, which the Company or any of its Subsidiaries, or any of their respective ERISA Affiliates, maintains or contributes to or has an obligation to contribute to, or otherwise has any liability, contingent or otherwise. “Person” means an individual, a corporation, a partnership, a limited liability company, an exempted company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a governmental entity, and any successors and permitted assigns of such Person. “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) maintained by the Company and/or Subsidiary or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of its ERISA Affiliates, other than any Multiemployer Plan. “Proceeding” means any claim, action, arbitration, mediation, audit, hearing, investigation, proceeding, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator or mediator.

21 “Related Agreement(s)” means the Investors’ Rights Agreement, the Warrant Agreement and the Charter. “Release” (and, with correlative meaning, “Released”) means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of any Hazardous Material into the Environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material), including the movement of any Hazardous Material through the air, soil, surface water or groundwater. “Reportable Event” means, with respect to any Pension Plan or Multiemployer Plan, any of the events described in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events as to which the 30-day notice period is waived under PBGC Reg. Section 4043. “Representatives” means, with respect to any Person, such Person’s directors, partners, officers, employees and agents and the attorneys, accountants, experts and advisors of such Person and such Person’s Affiliates. “Requisite Stockholder Approvals” means, collectively, (a) the Nasdaq Stockholder Approval, (b) approval by the requisite Company stockholders of an amendment to the Charter (as in effect as of the Closing Date after filing the Certificate of Designation) to (i) effect a reverse stock split of the Common Stock at a ratio mutually acceptable to the Company and the Majority Holders (the “Reverse Stock Split”), (ii) authorize that number of shares of Common Stock that, taking into account the Reverse Stock Split, is sufficient to consummate (A) the transactions contemplated hereby, (B) the exercise of the Warrants, and (C) the consummation of the Subsequent Financing (the “Increased Capital Stock Authorization”), (iii) set the par value of the Common Stock to an amount equal to the Exercise Price (as defined in the Warrant Agreement) (the “Par Value Adjustment Authorization”), and (iv) provide that the Company’s stockholders may take action by written consent (the “Written Consent Authorization”), and (c) approval by the requisite Company stockholders of the issuance of Common Stock in the Subsequent Financing at a price per share of $0.05 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar transaction, including the Reverse Stock Split). “SEC” means the U.S. Securities and Exchange Commission. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Subsequent Financing” means a bona fide financing, consummated, if at all, no later than 10 Business Days following receipt of the Requisite Stockholder Approvals, pursuant to which the Company sells Common Stock to one or more “accredited investors” (as defined under Rule 501(a) of Regulation D promulgated under the Securities Act) reasonably satisfactory to the Majority Holders, at a price per share of $0.05 (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar transaction, including the Reverse Stock Split), payable in cash, with an aggregate original issue price of not less than $35,000,000 and not more than $60,000,000. “Subsidiary” means, with respect to any Person, (a) a corporation or body corporate of which more than 50% of the combined voting power of the outstanding voting shares is owned, directly or indirectly, by such Person or by one of more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries thereof, (b) a partnership of which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership, (c) a limited liability company of which such Person, or one or more other Subsidiaries of such Person or such Person

22 and one or more other Subsidiaries thereof, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company, or (d) any other Person (other than a corporation, partnership or limited liability company) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has a majority ownership and power to direct the policies, management and affairs thereof. “Taxes” (and, with correlative meaning, “Tax”) means all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Transactions” means the transactions contemplated by this Agreement and the Related Agreements. “U.S.” means the United States of America. “Withdrawal Liability” means the liability to any Multiemployer Plan as the result of a “complete” or “partial” withdrawal by the Company or any Subsidiary or any ERISA Affiliate from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. SECTION 6.2 Construction. The Parties intend that each representation, warranty, covenant and agreement contained in this Agreement will have independent significance. The headings are for convenience only and will not be given effect in interpreting this Agreement. References to sections, articles or exhibits are to the sections, articles and exhibits contained in, referred to by or attached to this Agreement, unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “include,” “includes” and “including” in this Agreement mean “include/includes/including without limitation.” All references to $, currency, monetary values and dollars set forth herein means U.S. dollars. The use of the masculine, feminine or neuter gender or the singular or plural form of words will not limit any provisions of this Agreement. References to a Person also include its permitted assigns and successors. A statement that an item is listed, disclosed or described means that it is correctly listed, disclosed or described, and a statement that a copy of an item has been delivered means a correct and accurate copy of such item has been delivered. Any reference to a statute refers to the statute, any amendments or successor legislation and all rules and regulations promulgated under or implementing the statute, as in effect at the relevant time. The word “extent” in the phrase “to the extent” will mean the degree to which a subject or other thing extends, and such phrase will not mean simply “if.” All references to the knowledge of the Company or any Subsidiary of the Company or facts known by any such Person shall mean actual knowledge of any Authorized Officer of such Person. Whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. Any reference herein to any Law, contract, agreement or other instrument, including the governing documents of any Person will be construed as referring to such Law, contract, agreement or instrument as amended or modified or, in the case of a Law, codified or reenacted, in each case, in whole or in part, and as in effect from time to time. The Parties acknowledge and agree that (a) each Party and its counsel has reviewed, or has had the opportunity to review, the terms and provisions of this Agreement, (b) any rule of construction to the effect that any ambiguities are resolved against the drafting Party will not be used to interpret this Agreement and (c) the provisions of this Agreement will not be construed in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of

23 such previous drafts of this Agreement or any of the other Related Agreements or the fact that any clauses have been added, deleted or otherwise modified from any prior drafts of this Agreement or any other Related Agreement. [Remainder of page intentionally left blank]

[SIGNATURE PAGE TO SERIES A CONVERTIBLE SENIOR PREFERRED STOCK PURCHASE AGREEMENT] IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the date first above written. COMPANY: LANZATECH GLOBAL, INC. By: /s/ Jennifer Holmgren Name: Jennifer Holmgren Title: Chief Executive Officer

[SIGNATURE PAGE TO SERIES A CONVERTIBLE SENIOR PREFERRED STOCK PURCHASE AGREEMENT] PURCHASER: LANZATECH GLOBAL SPV, LLC By: /s/ Michael F. Solomon Name: Michael F. Solomon Title: Managing Director Notice Address: 970 W. Broadway, Suite E #464 Jackson, WY 83001 Attn: Michael F. Solomon Email: [REDACTED] With a copy (not constituting notice) to: Weil, Gotshal & Manges LLP 201 Redwood Shores Parkway Redwood Shores, CA 94065-1134 Attn: Matt Stewart Email: [REDACTED]

EXHIBIT A SCHEDULE OF PURCHASERS Purchaser Purchased Shares Purchase Price LanzaTech Global SPV, LLC 20,000,000 $40,000,000 Totals 20,000,000 $40,000,000

EXHIBIT B-1 SIMPSON THACHER & BARTLETT LLP FORM OF OPINION See attached.

May 7, 2025 LanzaTech Global SPV, LLC 970 W. Broadway, Suite E #464 Jackson, WY 83001 Ladies and Gentlemen: We have acted as counsel to LanzaTech Global, Inc., a Delaware corporation (the “Company”), in connection with the purchase by you of an aggregate of 20,000,000 shares (the “Preferred Shares”) of the Company’s preferred stock designated as “Series A Convertible Senior Preferred Stock”, $0.0001 par value per share (the “Preferred Stock”), from the Company pursuant to the Series A Convertible Senior Preferred Stock Purchase Agreement, dated May 7, 2025 (the “Purchase Agreement”), between the Company and you, as the purchaser (the “Purchaser”). We have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing, back-up certificates and upon originals, or duplicates or certified or conformed copies, of such records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company and have made such other investigations, as we have deemed relevant and necessary in connection with the opinion hereinafter set forth. In rendering the opinion set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents.

LanzaTech Global SPV, LLC -2- May 7, 2025 Based upon the foregoing, and subject to the qualifications, assumptions and limitations stated herein, we are of the opinion that the Company is not, as of the date hereof, required to register as an “investment company” under the Investment Company Act of 1940, as amended. We do not express any opinion herein concerning any law other than the federal law of the United States. This opinion letter is rendered to you in connection with the above-described transaction. This opinion letter may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent. Very truly yours, SIMPSON THACHER & BARTLETT LLP

EXHIBIT B-2 MORRIS, NICHOLS, ARSHT & TUNNELL LLP FORM OF OPINION See attached.

M O R R I S , N I C H O L S , A R S H T & T U N N E L L L L P 1201 NORTH MARKET STREET P.O. BOX 1347 WILMINGTON, DELAWARE 19899-1347 (302) 658-9200 (302) 658-3989 FAX May 7, 2025 LanzaTech Global SPV, LLC 970 W. Broadway, Suite E #464 Jackson, WY 83001 Re: LanzaTech Global, Inc. Ladies and Gentlemen: We have acted as special Delaware counsel to LanzaTech Global, Inc., a Delaware corporation (the “Issuer”), in connection with certain matters of Delaware law relating to (i) the Series A Convertible Senior Preferred Stock Purchase Agreement dated as of May 7, 2025 (the “SPA”) between the Issuer and the Purchasers (as defined in the SPA), (ii) the Investors’ Rights Agreement dated as of May 7, 2025 (the “IRA”) between the Issuer and the Investors (as defined in the IRA), (iii) the Registration Rights Agreement dated as of May 7, 2025 (the “RRA”) between the Issuer and the Purchasers (as defined in the RRA), and (iv) a draft of the Warrant Agreement to be entered into by the Issuer and the Warrant Agent (as defined therein) (the “Warrant Agreement” and together with the SPA, the IRA and the RRA, the “Opinion Documents” and each, individually, a “Opinion Document”). Except where otherwise indicated, capitalized terms used and not otherwise defined herein have the meanings given them in the Warrant Agreement. In rendering this opinion, we have examined and relied upon copies of the following documents in the forms provided to us: the Opinion Documents; the Second Amended and Restated Certificate of Incorporation of the Issuer (under its previous name of AMCI Acquisition Corp. II) as filed in the Office of the Secretary of State of the State of Delaware (the “State Office”) on February 8, 2023, as amended by the Certificate of Amendment thereto filed in the State Office on October 3, 2024 (as so amended, the “Issuer Certificate”); the Bylaws of the Issuer (the “Issuer Bylaws” and together with the Issuer Certificate, the “Issuer Governing Documents”); certain resolutions set forth in the Unanimous Written Consent of the Strategic Committee (the “Strategic Committee”) of the Board of Directors of the Issuer (the “Board of Directors”) and of the Board of Directors adopted May 7, 2025 (collectively, the “Resolutions”); the Certificate of Designation of Series A Convertible Senior Preferred Stock of the Issuer filed in the State Office on May 7, 2025 (the “Certificate of Designation” and together with the Opinion Documents, the “Documents”); and a certification of good standing of the Issuer obtained as of a

LanzaTech Global SPV, LLC May 7, 2025 Page 2 recent date from the State Office. In our examination of the documents, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as copies or final drafts of documents to be executed, the due completion of each such document prior to execution and the legal capacity of natural persons to complete the execution of documents. We have further assumed for the purposes of this opinion: (i) except to the extent addressed by our opinion in paragraph 1 below, the due formation or organization, valid existence and good standing of each entity that is a signatory to any of the documents reviewed by us under the laws of the jurisdiction of its respective formation or organization; (ii) except to the extent addressed by our opinion in paragraph 2 below, the due adoption, authorization, execution and delivery by each of the parties thereto of the above-referenced documents; (iii) that the application of Delaware law to the Opinion Documents would not be contrary to a fundamental policy of a jurisdiction (other than the State of Delaware) which (a) would be the jurisdiction of applicable law in the absence of an effective choice of law and (b) has a materially greater interest than Delaware in the determination of a particular issue; (iv) except to the extent addressed by our opinion in paragraphs 4 and 5 below, that the Opinion Documents constitute legal, valid and binding agreements of the parties thereto and are enforceable against the parties thereto in accordance with their terms; (v) that the Resolutions have been duly adopted; (vi) that the Documents as approved by the Board of Directors were in substantially final form; (vii) that an officer of the Issuer has executed each of the Opinion Documents other than the Warrant Agreement, and will execute the Warrant Agreement on or prior to May 30, 2025, and has voluntarily and unconditionally transferred possession of an executed counterpart of each Opinion Document other than the Warrant Agreement, and will so transfer an executed counterpart of the Warrant Agreement on or prior to May 30, 2025, in each case to the other parties thereto with the intent of bringing each such Opinion Document into effect; (viii) that the parties to the Opinion Documents are sophisticated parties and have consulted with legal counsel in connection with the transactions contemplated thereby and have voluntarily executed the same on an informed basis and in the absence of fraud and duress; (ix) that the transactions contemplated by the Opinion Documents do not and will not constitute a “business combination” (as defined in Section 203 of the Delaware General Corporation Law (the “DGCL”)) with an “interested stockholder” (as defined in Section 203 of the DGCL) of the Issuer; (x) that the Issuer is not engaged in any operations or business prohibited under the DGCL, including conferring academic degrees or banking; (xi) that, as contractually agreed in the Warrant Agreement, prior to the issuance of any Warrant Shares, the Conditions to Exercise (including the occurrence of the Amendment Effective Time) will be satisfied; (xii) that the number of shares of Common Stock of the Issuer (the “Common Stock”) authorized and unissued as of the time of the exercise of any Warrants pursuant to the terms of the Warrant Agreement and as of the time of conversion of any shares of Series A Preferred Stock (as defined in the Certificate of Designation) pursuant to the Certificate of Designation, that have not been previously subscribed for, reserved or otherwise committed to be issued, will be sufficient to permit the issuance of the maximum number of Warrant Shares to be issued upon exercise of such Warrants and the maximum number of shares of Common Stock to be issued upon the conversion of the shares of Series A Preferred Stock (as defined in the Certificate of Designation); (xiii) that the Issuer shall give a notice in the manner required by Sections 151(f) and 202 of the DGCL in connection with the issuance of the Series A Preferred Stock pursuant to the SPA, and that at the time of the issuance of the Warrant Shares pursuant to the Warrant Agreement and shares of Common Stock upon conversion of the

LanzaTech Global SPV, LLC May 7, 2025 Page 3 Series A Preferred Stock, a stock certificate in proper form will be duly executed in the manner required by Section 158 of the DGCL and will be issued to represent such Warrant Shares or shares of Common Stock, as applicable; and (xiv) that the documents reviewed by us are in full force and effect, express the entire understanding of the parties thereto with respect to the subject matter thereof and have not been supplemented, amended or otherwise modified, except as herein referenced. We note that we have been retained to act as special Delaware counsel in connection with this opinion. We are not regular counsel to the Issuer, and we are not generally informed as to its business affairs. We have not reviewed any documents other than those identified herein in connection with this opinion, and we have assumed that there are no documents, facts or circumstances contrary to or inconsistent with the opinions expressed herein. No opinion is expressed herein with respect to the requirements of, or compliance with, federal or state securities or blue sky laws, including the Delaware Securities Act, 6 Del. C. § 7301 et seq., which applies to the sale of securities in the State of Delaware. To the extent our opinions in paragraphs 6 and 7 below relate to violations of laws or required consents, approvals, waivers, licenses, authorizations or filings with any governmental authority of the State of Delaware, our opinions relate only to laws of the State of Delaware and required consents, approvals, waivers, licenses, authorizations or filings with any corporate governmental authority of the State of Delaware that are of general application and that, in our experience, are likely to have application to the transactions herein referenced (and not to laws or required consents, approvals, waivers, licenses, authorizations or filings that might be implicated by reason of the specific business activities of the Issuer). As to any facts material to our opinion, other than those assumed, we have relied, without independent investigation, on the above-referenced documents and on the accuracy, as of the date hereof, of the matters therein contained. Based on and subject to the foregoing and to the exceptions and qualifications set forth below, and limited in all respects to matters of Delaware law, it is our opinion that: The Issuer is a corporation, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The Issuer has all requisite corporate power and authority to execute and deliver the Opinion Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by the Issuer of the Opinion Documents have been duly authorized by all necessary corporate action on the part of the Issuer. Each of the SPA, the IRA and the RRA has been duly executed and delivered by the Issuer, insofar as such execution and delivery are governed by Delaware corporate law. The Series A Preferred Stock has been duly authorized by the Issuer and, when delivered and paid for by the Purchasers (as defined in the SPA) in accordance with the SPA, will be validly issued, fully paid and non-assessable. The SPA constitutes the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms.

LanzaTech Global SPV, LLC May 7, 2025 Page 4 The Warrant Agreement, when duly executed and delivered by the Issuer, will constitute a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, and the Warrant Shares issuable thereunder will, upon due exercise of the Warrants in accordance with the terms of the Warrant Agreement, be validly issued, fully paid and nonassessable. The execution and delivery of the SPA and the Warrant Agreement by the Issuer and the performance by the Issuer of its obligations thereunder in accordance with the terms of the SPA or the Warrant Agreement, as applicable, will not (a) conflict with or violate any of the terms or provisions of the Issuer Governing Documents or the Certificate of Designation or (b) violate any Delaware corporate law (other than state securities or blue sky laws, as to which we express no opinion). No consent, approval, waiver, license or authorization or other action by or filing with any Delaware corporate governmental authority is required in connection with the execution and delivery by the Issuer of the Opinion Documents to which the Issuer is a party or the performance by the Issuer of its obligations thereunder other than the Certificate of Amendment (as defined in the SPA). The opinions expressed above are subject to and limited by: (i) bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, moratorium or other laws of general application relating to or affecting the enforcement of creditors’ rights and remedies, as from time to time in effect; (ii) application of equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law); (iii) considerations of public policy; (iv) the implied covenant of good faith and fair dealing; and (v) principles of course of dealing or course of performance and standards of good faith, fair dealing, materiality and reasonableness that may be applied by a court to the exercise of rights and remedies and the availability of the remedies of injunctive or other equitable relief. We express no opinion with respect to: (a) any provision of any document referred to or incorporated by reference in the Documents, including any exhibit, annex or schedule thereto; (b) whether or how the invalidity or unenforceability of any provision of the Documents would affect the validity or enforceability of the Documents or any provision thereof; (c) any waiver, release or consent except to the extent such waiver, release or consent has been made knowingly and voluntarily and otherwise in accordance with applicable law; (d) any provision that requires a waiver to be in writing; (e) any obligation to pay or reimburse attorneys’ fees, costs and expenses to the extent such payment or reimbursement is in excess of that permitted by law; (f) any provision of the Documents requiring a distribution on, or a redemption of, the Series A Preferred Stock, in any such case to the extent that it is not subject to funds being legally available; (g) any negative covenant in the Documents that purports to apply to indemnification and advancement of expenses to officers and directors of the Issuer; (h) any agreement to agree contained in the Documents; (i) the enforceability of any provision of the Documents against or with respect to any person or entity that is not a party thereto; (j) any provision of the Documents that requires the Issuer to cause the Board of Directors or any stockholders of the Issuer to act or to refrain from acting; (k) the Convertible Promissory Note, dated August 6, 2024, between the Issuer and Carbon Direct Fund

LanzaTech Global SPV, LLC May 7, 2025 Page 5 II Blocker I LLC; and (l) Section 2(c) of the Certificate of Designation to the extent it purports to limit the corporate power of the Issuer. The opinions herein expressed are intended solely for the benefit of the addressee hereof in connection with the matters contemplated hereby and may not be disclosed to, or relied upon by, any other person or entity or for any other purpose without our prior written consent. This opinion speaks only as of the date hereof and is based on our understandings and assumptions as to present facts and our review of the above-referenced documents and the application of the Delaware law as the same exist on the date hereof, and we undertake no duty to update or supplement this opinion after the date hereof for the benefit of any person or entity with respect to any facts or circumstances that may hereafter come to our attention or any changes in facts or law that may hereafter occur or take effect. Very truly yours, MORRIS, NICHOLS, ARSHT & TUNNELL LLP

EXHIBIT C FORM OF SOLVENCY CERTIFICATE See attached.

SOLVENCY CERTIFICATE May 7, 2025 This Solvency Certificate (this “Certificate”) is being executed and delivered pursuant to Section 1.3(a)(v) of that certain Series A Convertible Senior Preferred Stock Purchase Agreement, dated as of May 7, 2025, by and among LanzaTech Global, Inc. (the “Issuer”), and each of the parties listed on Exhibit A thereto as “Purchaser” (the “Purchase Agreement”; the terms defined therein being used herein as therein defined). I, Justin Pugh, the Interim Chief Financial Officer of the Issuer, in such capacity and not in an individual capacity, hereby certify as follows: 1. I am generally familiar with the businesses and assets of the Issuer and its Subsidiaries, taken as a whole, and am duly authorized to execute this Certificate on behalf of the Issuer pursuant to the Purchase Agreement. For purposes of this Certificate, I, or officers of the Issuer under my direction and supervision, have performed the following procedures: (a) I have reviewed the financial statements referred to in Section 2.8 of the Purchase Agreement and such other financial and other information that I have deemed appropriate and (b) I have knowledge of and have reviewed to my satisfaction the Purchase Agreement; and 2. As of the date hereof and after giving effect to the Transactions and the incurrence of the obligations being incurred in connection with this Agreement and the Transactions on the Closing Date: the sum of the debt (including contingent liabilities) of the Company and its Subsidiaries, taken as a whole, does not exceed the fair value of the assets of the Company and its Subsidiaries, taken as a whole. For the purposes hereof, (i) it is assumed that the obligations under the Transactions will come due at their respective maturities and (ii) the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. [Remainder of page intentionally left blank]

[SIGNATURE PAGE TO SOLVENCY CERTIFICATE – SERIES A PREFERRED] IN WITNESS WHEREOF, I have executed this Solvency Certificate on the date first written above. By: _______________________________ Name: Justin Pugh Title: Interim Chief Financial Officer

EXHIBIT D FORM OF WRITTEN CONSENT* * This Exhibit has been omitted in accordance with Regulation S-K Item 601(b)(2) because it is both not material and is the type that the Company treats as private and confidential. The Company agrees to furnish supplementally a copy of this Exhibit to the Securities and Exchange Commission upon its request.

EXHIBIT E POST-CLOSING COMPANY BUDGET* * This Exhibit has been omitted in accordance with Regulation S-K Item 601(b)(2) because it is both not material and is the type that the Company treats as private and confidential. The Company agrees to furnish supplementally a copy of this Exhibit to the Securities and Exchange Commission upon its request.

EXHIBIT F FORM OF WARRANT AGREEMENT See attached.

Final Form WARRANT AGREEMENT BETWEEN LANZATECH GLOBAL, INC. AND [CONTINENTAL STOCK TRANSFER & TRUST COMPANY], AS WARRANT AGENT [May 30], 2025

Table of Contents

		Page
SECTION 1.	Appointment of Warrant Agent	3
SECTION 2.	Issuances; Exercise Price	3
SECTION 3.	Form of Warrants	4
SECTION 4.	Execution of Global Warrant Certificates	4
SECTION 5.	Registration and Countersignature	4
SECTION 6.	Registration of Transfers and Exchanges	5
SECTION 7.	Duration and Exercise of Warrants	9
SECTION 8.	Cancellation of Warrants	10
SECTION 9.	Mutilated or Missing Global Warrant Certificates	11
SECTION 10.	Reservation of Warrant Shares	11
SECTION 11.	[Reserved]	11
SECTION 12.	Adjustments and Other Rights of Warrants	11
SECTION 13.	No Fractional Shares	13
SECTION 14.	Redemption	13
SECTION 15.	Notices to Warrantholders	13
SECTION 16.	Merger, Consolidation or Change of Name of Warrant Agent	14
SECTION 17.	Warrant Agent	14
SECTION 18.	Change of Warrant Agent	18
SECTION 19.	Warrantholder Not Deemed a Stockholder	19
SECTION 20.	Notices to Company and Warrant Agent	19
SECTION 21.	Withholding and Reporting Requirements	20
SECTION 22.	[Reserved]	20
SECTION 23.	Supplements and Amendments	20
SECTION 24.	[Reserved]	20
SECTION 25.	Successors	20
SECTION 26.	Termination	20
SECTION 27.	Governing Law Venue and Jurisdiction; Waiver of Trial By Jury	20
SECTION 28.	Benefits of this Agreement	21
SECTION 29.	Counterparts	21
SECTION 30.	Headings	21
SECTION 31.	Severability	21

i

ii SECTION 32. Registration Rights .............................................................................................. 21 SECTION 33. Meaning of Terms Used in Agreement ............................................................... 21 Exhibit A Form of Global Warrant Certificate Exhibit B Form of Assignment

5/5/25 12:50 PM WARRANT AGREEMENT This WARRANT AGREEMENT (this “Agreement”), dated as of [May 30], 2025, is made by and between LANZATECH GLOBAL, INC., a Delaware corporation (the “Company”), and [Continental Stock Transfer & Trust Company], a New York corporation, as Warrant Agent (the “Warrant Agent”) (each a “Party” and collectively, the “Parties”). PRELIMINARY STATEMENTS WHEREAS, on the date hereof, the Company entered into that certain Series A Convertible Senior Preferred Stock Purchase Agreement, dated as of May 7, 2025 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and among the Company and purchasers party thereto from time to time (collectively the “Purchasers”) pursuant to which, inter alios, the Purchasers agreed to purchase warrants (the “Warrants”) entitling the holders thereof to purchase, in the aggregate, 780,000,000 shares of common stock, $0.0001 par value per share, of the Company (such shares, including at the par value that will be reflected in the Certificate of Amendment, the “Common Stock”) at an exercise price equal to $0.0000001 per share (as adjusted in accordance with this Agreement, the “Exercise Price”), which, subject to the satisfaction of the Conditions to Exercise, shall be automatically exercised at the Exercise Time, on the terms and subject to the conditions set forth in this Agreement; WHEREAS, the Warrant Agent, at the request of the Company, has agreed to act as the agent of the Company in connection with the issuance, registration, transfer, exchange and exercise of the Warrants; and WHEREAS, the issuance of the Warrants pursuant to the Purchase Agreement and this Agreement is in reliance on the exemption from registration under the Securities Act (as defined herein) provided by Section 4(a)(2) of the Securities Act. NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereto agree as follows: SECTION 1. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement (and no implied terms); and the Warrant Agent hereby accepts such appointment, on the terms and subject to the conditions hereinafter set forth.Issuances; Exercise Price. On the terms and subject to the conditions of this Agreement, the Company will issue the Warrants in the amounts and to the recipients specified in Exhibit G to the Purchase Agreement. On such date, the Warrants shall be issued by book-entry registration on the books of the Warrant Agent (“Book-Entry Warrants”) and shall be evidenced by statements issued by the Warrant Agent from time to time to the registered holder of Book-Entry Warrants reflecting such book-entry position (the “Warrant Statement”). Each Warrant evidenced thereby entitles the holder, upon proper exercise and payment of the applicable Exercise Price (including by Cashless Exercise), to receive from the Company, as adjusted as provided herein, one fully-paid, non-assessable share of Common Stock. The shares of Common Stock deliverable upon exercise of the Warrants in accordance with this Agreement are referred to herein as the “Warrant

4 Shares.”Form of Warrants. Subject to Section 6, the Warrants shall be issued (a) via book-entry registration on the books and records of the Warrant Agent and evidenced by Warrant Statements, in customary form and substance, and/or (b) if requested by any Warrantholder, in the form of one or more global certificates (the “Global Warrant Certificates”), the forms of election to exercise and of assignment to be printed on the reverse thereof, in substantially the form set forth in Exhibit A attached hereto. The Global Warrant Certificates may bear such appropriate insertions, omissions, legends, substitutions and other variations as are required or permitted by this Agreement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or as may, consistently herewith, be determined by, in the case of Global Warrant Certificates, the Appropriate Officers (as defined herein) executing such Global Warrant Certificates, as evidenced by their execution of the Global Warrant Certificates.If requested by any Warrantholder, Global Warrant Certificates shall be deposited with, or with the Warrant Agent as custodian for, The Depository Trust Company (the “Depository”) and registered in the name of Cede & Co., or such other entity designated by the Depository, as the Depository’s nominee. Each Global Warrant Certificate shall represent such number of the outstanding Warrants as specified therein, and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, in accordance with the terms of this Agreement. SECTION 4. Execution of Global Warrant Certificates. Global Warrant Certificates shall be signed on behalf of the Company by its Chief Executive Officer, its Chief Financial Officer, its President, its General Counsel, a Vice President, its Secretary, an Assistant Secretary or any other authorized person appointed by the Board of Directors from time to time (each, an “Appropriate Officer”). Each such signature upon the Global Warrant Certificates may be in the form of a facsimile or electronic signature of any such Appropriate Officer and may be imprinted or otherwise reproduced on the Global Warrant Certificates and for that purpose the Company may adopt and use the facsimile or electronic signature of any Appropriate Officer. If any Appropriate Officer who shall have signed any of the Global Warrant Certificates shall cease to be an Appropriate Officer before the Global Warrant Certificates so signed shall have been countersigned by the Warrant Agent or disposed of by the Company, such Global Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such Appropriate Officer had not ceased to be an Appropriate Officer of the Company, and any Global Warrant Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Global Warrant Certificate, shall be an Appropriate Officer, although at the date of the execution of this Agreement such Person was not an Appropriate Officer. Global Warrant Certificates shall be dated the date of countersignature by the Warrant Agent and shall represent one or more whole Warrants. SECTION 5. Registration and Countersignature. Upon written order of the Company, the Warrant Agent shall (a) register in the Warrant Register (as defined below) the Book-Entry Warrants as well as any Global Warrant Certificates and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in this Agreement, and (b) upon receipt of the Global Warrant Certificates duly executed on behalf of the Company, countersign by either

5 manual or facsimile signature one or more Global Warrant Certificates evidencing Warrants and shall deliver such Global Warrant Certificates to or upon the written order of the Company. Such written order of the Company shall specifically state the number of Warrants that are to be issued as Book-Entry Warrants and the number of Warrants that are to be issued as a Global Warrant Certificate. A Global Warrant Certificate shall be, and shall remain, subject to the provisions of this Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof. Each Person in whose name any Warrant is registered (each such registered holder, a “Warrantholder”) shall be bound by all of the terms and provisions of this Agreement (a copy of which is available on request to the Secretary of the Company) as fully and effectively as if such Warrantholder had signed the same.No Global Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Global Warrant Certificate has been countersigned by the manual or facsimile signature of the Warrant Agent. Such signature by the Warrant Agent upon any Global Warrant Certificate executed by the Company shall be conclusive evidence that such Global Warrant Certificate so countersigned has been duly issued hereunder. The Warrant Agent shall keep, at an office designated for such purpose, books (the “Warrant Register”) in which, subject to such reasonable regulations as it may prescribe, it shall register the Book-Entry Warrants as well as any Global Warrant Certificates and exchanges and transfers of outstanding Warrants in accordance with the procedures set forth in Section 6, all in form reasonably satisfactory to the Company and the Warrant Agent. No service charge shall be made for any exchange or registration of transfer of the Warrants, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Warrantholder in connection with any such exchange or registration of transfer. The Warrant Agent shall have no obligation to effect an exchange or register a transfer unless and until any payments required by the immediately preceding sentence have been made. Prior to due presentment for registration of transfer or exchange of any Warrant in accordance with the procedures set forth in this Agreement, the Warrant Agent and the Company may deem and treat the Warrantholder as the absolute owner of such Warrant (notwithstanding any notation of ownership or other writing made in a Global Warrant Certificate by anyone), for the purpose of any exercise thereof, any distribution to the Warrantholder thereof and for all other purposes, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary. SECTION 6. Registration of Transfers and Exchanges.Transfer and Exchange of Global Warrant Certificates or Beneficial Interests Therein. The transfer and exchange of Global Warrant Certificates or beneficial interests therein shall be effected through the Depository, in accordance with this Agreement and the procedures of the Depository therefor. (b) Exchange of a Beneficial Interest in a Global Warrant Certificate for a Book-Entry Warrant. (i) Any Person having a beneficial interest in a Global Warrant Certificate may, upon request, exchange such beneficial interest for a Book-Entry Warrant. Upon receipt by the

6 Warrant Agent from the Depository or its nominee of written instructions or such other form of instructions as is customary for the Depository on behalf of any Person having a beneficial interest in a Global Warrant Certificate, the Warrant Agent shall cause, in accordance with the standing instructions and procedures existing between the Depository and Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be reduced by the number of Warrants to be represented by the Book-Entry Warrants to be issued in exchange for the beneficial interest of such Person in the Global Warrant Certificate and, following such reduction, the Warrant Agent shall register in the name of the Warrantholder a Book-Entry Warrant and deliver to said Warrantholder a Warrant Statement. (ii) Book-Entry Warrants issued in exchange for a beneficial interest in a Global Warrant Certificate pursuant to this Section 6(b) shall be registered in such names as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent. The Warrant Agent shall deliver such Warrant Statements to the Persons in whose names such Warrants are so registered. (c) Transfer and Exchange of Book-Entry Warrants. Book-Entry Warrants surrendered for exchange or for registration of transfer pursuant to clause (i) of this Section 6(c) or Section 6(i)(v), shall be cancelled by the Warrant Agent. Such cancelled Book-Entry Warrants shall then be disposed of by or at the direction of the Company in accordance with applicable law. When Book-Entry Warrants are presented to or deposited with the Warrant Agent with a written request: (i) to register the transfer of the Book-Entry Warrants; or (ii) to exchange such Book-Entry Warrants for an equal number of Book-Entry Warrants of other authorized denominations; then, in each case, the Warrant Agent shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, however, that the Warrant Agent has received a written instruction of transfer in a form satisfactory to the Warrant Agent, duly executed by the Warrantholder thereof or by his attorney, duly authorized in writing. (d) Restrictions on Exchange or Transfer of a Book-Entry Warrant for a Beneficial Interest in a Global Warrant Certificate. A Book-Entry Warrant may not be exchanged for a beneficial interest in a Global Warrant Certificate except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of appropriate instruments of transfer with respect to a Book-Entry Warrant, in a form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the Global Warrant Certificate to reflect an increase in the number of Warrants represented by the Global Warrant Certificate equal to the number of Warrants represented by such Book-Entry Warrant (such instruments of transfer and instructions to be duly executed by the holder thereof or the duly appointed legal representative thereof or by his attorney, duly authorized in writing, such signatures to be guaranteed by an eligible guarantor institution to the extent required by the Warrant Agent or the Depository), then the Warrant Agent shall cancel such Book- Entry Warrant on the Warrant Register and cause, or direct the Depository to cause, in accordance

7 with the standing instructions and procedures existing between the Depository and the Warrant Agent, the number of Warrants represented by the Global Warrant Certificate to be increased accordingly. If no Global Warrant Certificates are then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant Certificate representing the appropriate number of Warrants. (e) Restrictions on Exchange or Transfer of Global Warrant Certificates. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 6(f)), unless and until it is exchanged in whole for a Book-Entry Warrant, a Global Warrant Certificate may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. (f) Book-Entry Warrants. If at any time, the Depository for the Global Warrant Certificates notifies the Company that the Depository is unwilling or unable to continue as Depository for the Global Warrant Certificates and a successor Depository for the Global Warrant Certificates is not appointed by the Company within 90 days after delivery of such notice, then the Warrant Agent, upon written instructions signed by an Appropriate Officer of the Company and all other necessary information, shall register Book-Entry Warrants, in an aggregate number equal to the number of Warrants represented by the Global Warrant Certificates, in exchange for such Global Warrant Certificates, in such names and in such amounts as directed by the Depository or, in the absence of instructions from the Depository, the Company. (g) Restrictions on Transfers of Warrants. No Warrants shall be sold, exchanged or otherwise transferred in violation of the Securities Act or applicable state securities laws. Each Warrantholder, by its acceptance of any Warrant under this Agreement, acknowledges and agrees that the Warrants (including any Warrant Shares issued upon exercise thereof) were issued pursuant to an exemption from the registration requirement of Section 5 of the Securities Act provided by Section 4(a)(2) of the Securities Act and such Warrantholder may not be able to sell or transfer any Warrant Shares in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder. The Warrants will not be subject to any restrictions on transfer other than those under applicable securities laws. (h) Cancellation of Global Warrant Certificate. At such time as all beneficial interests in Global Warrant Certificates have either been exchanged for Book-Entry Warrants, redeemed, repurchased or cancelled, all Global Warrant Certificates shall be returned to, or retained and cancelled by, the Warrant Agent, upon written instructions from the Company satisfactory to the Warrant Agent. (i) Obligations with Respect to Transfers and Exchanges of Warrants. (i) To permit registrations of transfers and exchanges, the Company shall execute Global Warrant Certificates, if applicable, and the Warrant Agent is hereby authorized, in accordance with the provisions of Section 5 and this Section 6, to countersign such Global Warrant Certificates, if applicable, or register Book-Entry Warrants, if applicable, as required pursuant to the provisions of this Section 6 and for the purpose of any distribution of new Global Warrant

8 Certificates contemplated by Section 9 or additional Global Warrant Certificates contemplated by Section 12. (ii) All Book-Entry Warrants and Global Warrant Certificates issued upon any registration of transfer or exchange of Book-Entry Warrants or Global Warrant Certificates shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Book-Entry Warrants or Global Warrant Certificates surrendered upon such registration of transfer or exchange. (iii) No service charge shall be made to a Warrantholder for any registration, transfer or exchange but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed on the Warrantholder in connection with any such exchange or registration of transfer. Neither the Company nor the Warrant Agent shall be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of Warrants or any certificates for Warrant Shares in a name other than that of the Warrantholder of the surrendered Warrants, and the Company shall not be required to issue or deliver such Warrants or the certificates representing the Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Warrant Agent shall have no duty to deliver such Warrants or the certificates representing such Warrant Shares unless and until it is satisfied that all such taxes and charges have been paid. (iv) So long as the Depository, or its nominee, is the registered owner of a Global Warrant Certificate, the Depository or such nominee, as the case may be, will be considered the sole owner or Warrantholder of the Warrants represented by such Global Warrant Certificate for all purposes under this Agreement. Except as provided in Sections 6(b) and (f) upon the exchange of a beneficial interest in a Global Warrant Certificate for Book-Entry Warrants, owners of beneficial interests in a Global Warrant Certificate will not be entitled to have any Warrants registered in their names, and will under no circumstances be entitled to receive physical delivery of any such Warrants and will not be considered the owners or Warrantholders thereof under the Warrants or this Agreement. Neither the Company nor the Warrant Agent, in its capacity as registrar for such Warrants, will have any responsibility or liability for any aspect of the records relating to beneficial interests in a Global Warrant Certificate or for maintaining, supervising or reviewing any records relating to such beneficial interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair the operations of customary practices of the Depository governing the exercise of the rights of a holder of a beneficial interest in a Global Warrant Certificate. (v) Subject to Sections 6(b), (c) and (d), and this Section 6(i), the Warrant Agent shall, upon receipt of all information required to be delivered hereunder and any evidence of authority that may be reasonably required by the Warrant Agent, from time to time register the transfer of any outstanding Warrants in the Warrant Register, upon surrender of Global Warrant Certificates, if applicable, representing such Warrants at the Warrant Agent Office (as defined below), duly endorsed, and accompanied by a completed form of assignment substantially in the form of Exhibit B attached hereto (or with respect to a Book-Entry Warrant, only such completed form of assignment substantially in the form of Exhibit B attached hereto), duly signed by the

9 Warrantholder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, such signature to be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program. Upon any such registration of transfer, a new Global Warrant Certificate or a Warrant Statement, as the case may be, shall be issued to the transferee. SECTION 7. Duration and Exercise of Warrants.The Warrants shall not be exercisable unless and until (i) in the case of a Subsequent Financing, the Requisite Stockholder Approval is obtained or, in the case of any Other Financing, all approvals by the requisite stockholders of the Company for such Other Financing are obtained; (ii) the filing of the Certificate of Amendment (or such other certificate of amendment effecting any changes to the Charter required in connection with any Other Financing) with the Office of the Secretary of State of the State of Delaware becomes effective (the “Amendment Effective Time”); and (iii) the Company consummates a Subsequent Financing or Other Financing, as applicable (collectively, the “Conditions to Exercise”); provided, however, that if the Conditions to Exercise are satisfied prior to the termination of this Agreement pursuant to Section 26, (A) each Warrant shall be deemed automatically exercised at the Exercise Time in accordance with Section 7(b) and (B) the Company shall deliver the Warrant Shares to the Warrantholders in accordance with Section 7(f). The Company shall promptly provide the Warrant Agent written notice of the occurrence of the Exercise Time. For the avoidance of doubt, all Warrants shall be deemed automatically exercised at the Exercise Time and shall become void and of no value, and may not be exercised, after the Expiration Time. (b) Upon the automatic exercise of the Warrants pursuant to Section 7(a), in lieu of paying the aggregate Exercise Price, each Warrantholder shall be deemed for all purposes hereunder to have authorized the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of all Warrants being deemed automatically exercised by such Warrantholder at such time which, when multiplied by the Current Market Price of the Warrant Shares, is equal to the aggregate Exercise Price, and such withheld Warrant Shares shall no longer be issuable under such Warrants (a “Cashless Exercise”). (c) The formula for determining the number of Warrant Shares to be issued in a Cashless Exercise is as follows: X= (A-B) x C A Where: X = the number of Warrant Shares issuable upon exercise pursuant to subsection (b). A = the Current Market Price of a Warrant Share on the Business Day immediately preceding the date upon which the Exercise Time occurs. B = the Exercise Price.

10 C = the number of Warrant Shares as to which a Warrant is then being exercised including the withheld Warrant Shares. If the foregoing calculation results in a negative number, then no Warrant Shares shall be issuable via a Cashless Exercise. The number of Warrant Shares to be issued upon such automatic exercise will be determined by the Company (with written notice thereof to the Warrant Agent) using the formula set forth in this Section 7(c). The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Warrant Shares to be issued on such exercise, pursuant to this Section 7(c), is accurate or correct. (d) The number of Warrant Shares to be issued upon such automatic exercise will be determined by the Company (with written notice thereof to the Warrant Agent) using the formula set forth in Section 7(c). The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of Warrant Shares to be issued on such exercise, pursuant to Section 7(c), is accurate or correct. (e) Any exercise of a Warrant pursuant to the terms of this Agreement shall be automatic, irrevocable and shall be deemed to constitute a binding agreement between the Warrantholder and the Company, enforceable in accordance with its terms. (f) As soon as practicable after the automatic exercise of any Warrant as set forth in Section 7(a), the Company shall issue, or otherwise deliver, or cause to be issued or delivered, in authorized denominations to or upon the order of the Warrantholder of the Warrants, either: (i) if such Warrantholder holds the Warrants being exercised through the Depository’s book-entry transfer facilities, by same-day or next-day credit to the Depository for the account of such Warrantholder or for the account of a participant in the Depository the number of Warrant Shares to which such Warrantholder is entitled, in each case registered in such name and delivered to such account as directed by such Warrantholder or by the direct participant in the Depository through which such Warrantholder is acting, or (ii) if such Warrantholder holds the Warrants being exercised in the form of Book-Entry Warrants, a book-entry interest in the Warrant Shares registered on the books of the Company’s transfer agent or, at the Company’s option, by delivery to the address designated by such Warrantholder of a physical certificate representing the number of Warrant Shares to which such Warrantholder is entitled, in fully registered form, registered in such name or names as may be directed by such Warrantholder. Such Warrant Shares shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a stockholder as of the Exercise Time. SECTION 8. Cancellation of Warrants. Upon the Expiration Time, or if the Company shall purchase or otherwise acquire Warrants, the Global Warrant Certificates and the Book- Entry Warrants representing such Warrants shall thereupon be delivered to the Warrant Agent, if applicable, and be cancelled by it and retired. The Warrant Agent shall cancel all Global Warrant Certificates surrendered for exchange, substitution, transfer or exercise in whole or in part. Such

11 cancelled Global Warrant Certificates shall thereafter be disposed of in a manner satisfactory to the Company provided in writing to the Warrant Agent. Mutilated or Missing Global Warrant Certificates. If any of the Global Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, and the Warrant Agent shall countersign by either manual, electronic or facsimile signature and deliver, in exchange and substitution for and upon cancellation of the mutilated Global Warrant Certificate, or in lieu of and substitution for the Global Warrant Certificate lost, stolen or destroyed, a new Global Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only (a) upon receipt of evidence reasonably satisfactory to the Company and the Warrant Agent of the loss, theft or destruction of such Global Warrant Certificate; (b) upon receipt of an open penalty surety bond holding the Warrant Agent and the Company harmless, if requested by either the Company or the Warrant Agent, also satisfactory to them; and (c) absent notice to the Warrant Agent that such certificates have been acquired by a bona fide purchaser. Applicants for such substitute Global Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe and as required by Section 8-405 of the Uniform Commercial Code as in effect in the State of New York.Reservation of Warrant Shares. Subject to the Amendment Effective Time, for the purpose of enabling the Company to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the Company will, at all times from the Amendment Effective Time through the Expiration Time, reserve and keep available, free from preemptive rights and out of its aggregate authorized but unissued or treasury shares of Common Stock, shares of Common Stock equal to the number of Warrant Shares deliverable upon the exercise of all outstanding Warrants, and the transfer agent for the Company’s Common Stock (such agent, in such capacity, as may from time to time be appointed by the Company, the “Transfer Agent”) is hereby irrevocably authorized and directed from and after the Amendment Effective Time to reserve such number of authorized and unissued or treasury shares of Common Stock as shall be required for such purpose. The Company will keep a copy of this Agreement on file with such Transfer Agent and with every transfer agent for any Warrant Shares issuable upon the exercise of Warrants pursuant to Section 7. Subject to the occurrence of the Amendment Effective Time, the Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent stock certificates issuable upon exercise of outstanding Warrants, and the Company will supply such Transfer Agent with duly executed stock certificates for such purpose.Subject to the occurrence of the Amendment Effective Time, the Company covenants that all Warrant Shares issued upon exercise of the Warrants will, upon issuance in accordance with the terms of this Agreement, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and security interests created by or imposed upon the Company with respect to the issuance and holding thereof. SECTION 11. [Reserved]. Adjustments and Other Rights of Warrants.The applicable Exercise Price of the Warrants, the number of Warrant Shares issuable upon the exercise of each Warrant, and the number of Warrants outstanding are subject to adjustment from time to time upon the occurrence of the following: (a) The issuance of Common Stock as a dividend or distribution to all holders of Common Stock, or a subdivision or combination of Common Stock, in which event the Exercise Price shall be adjusted based on the following formula:

12 EP1 = EP0 x OS0 OS1 where: EP0 = the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be; EP1 = the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be; OS0 = the number of shares of Common Stock outstanding immediately prior to the Close of Business on the Record Date for such dividend, distribution, subdivision or combination, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be; and OS1 = the number of shares of Common Stock that would be outstanding immediately after, and solely as a result of, such dividend, distribution, subdivision or combination. Such adjustment shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be. If any dividend or distribution or subdivision or combination of the type described in this Section 12(a) is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if the distribution or subdivision or combination had not been declared or announced, as the case may be. (b) Concurrently with any adjustment to the Exercise Price under this Section 12, the number of Warrant Shares for which each Warrant is exercisable will be adjusted such that the number of Warrant Shares for each such Warrant in effect immediately following the effectiveness of such adjustment will be equal to the number of Warrant Shares for each such Warrant in effect immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to such adjustment and (ii) the denominator of which is the Exercise Price in effect immediately following such adjustment. (c) No adjustment to the Exercise Price or number of Warrant Shares for each Warrant shall be required hereunder unless such adjustment together with other adjustments carried forward as provided below, would result in an increase or decrease of at least 1% of the applicable Exercise Price or Warrant Shares. No adjustment need be made for a change in the par value of the shares of Common Stock (including pursuant to the Certificate of Amendment) or any other Common Stock Equivalents. All calculations under this Section 12 shall be made to the nearest one-one thousandth (1/1,000th) of one cent ($0.00001) or to the nearest one-one thousandth (1/1,000th) of a share, as the case may be. In no event will the Company adjust the Exercise Price to the extent that the adjustment would reduce the Exercise Price below the par

13 value per share of Common Stock (assuming the occurrence of the Amendment Effective Time). In such case, the number of Warrant Shares shall be adjusted as if the Exercise Price had been adjusted as otherwise set forth in this Section 12(c) and each Warrant Share shall be exercisable for the par value per Warrant Share (assuming the occurrence of the Amendment Effective Time). SECTION 13. No Fractional Shares. The Company shall not be required to issue Warrants to purchase fractions of Warrant Shares, or to issue fractions of Warrant Shares upon exercise of the Warrants, or to distribute certificates which evidence fractional Warrant Shares and no Cash shall be distributed in lieu of such fractional shares or rights. If more than one Warrant shall be deemed exercised by the same Warrantholder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of such Warrants. If any fraction of a share would, except for the provisions of this Section 13, be issuable on the exercise of any Warrants (or specified portion thereof), as applicable, such share shall be rounded to the next higher whole number.Redemption. The Warrants shall not be redeemable by the Company or any other Person.Notices to Warrantholders. Upon any adjustment of the number of Warrant Shares purchasable upon exercise of each Warrant, the Company, within 10 Business Days thereafter, shall (a) cause to be filed with the Warrant Agent a certificate signed by an Appropriate Officer of the Company setting forth the event giving rise to such adjustment and any new or amended exercise terms, including such Exercise Price and either the number of Warrant Shares purchasable upon exercise of each Warrant or the additional number of Warrants to be issued for each previously outstanding Warrant, as the case may be, after such adjustment and setting forth the method of calculation, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (b) direct the Warrant Agent to give written notice thereof to each of the Warrantholders at such Warrantholder’s address appearing on the Warrant Register. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 15. The Warrant Agent shall be fully protected in relying on any such certificate and in making any adjustment described therein and shall have no duty with respect to, and shall not be deemed to have knowledge of, any adjustment unless and until it shall have received such a certificate, in each case, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction).If (i) the Company proposes to take any action that would require an adjustment pursuant to Section 12 or (ii) there shall be a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entirety), then the Company shall cause written notice of such event to be filed with the Warrant Agent and shall cause written notice of such event to be given to each of the Warrantholders at such Warrantholder’s address appearing on the Warrant Register, such giving of notice to be completed at least 10 Business Days prior to the effective date of such action (or the applicable Record Date for such action if earlier). Such notice shall specify the proposed effective date of such action and, if applicable, the Record Date and the material terms of such action. The failure to give the notice required by this Section 15 or any defect therein shall not affect the legality or validity of any action, distribution, right, warrant, dissolution, liquidation or winding up or the vote upon or any other action taken in connection therewith.

14 SECTION 16. Merger, Consolidation or Change of Name of Warrant Agent. Any Person into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Warrant Agent is a party, or any Person succeeding to the shareholder services business of the Warrant Agent or any successor Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any document or any further act on the part of any of the parties hereto, if such Person would be eligible for appointment as a successor Warrant Agent under the provisions of Section 18. If any of the Global Warrant Certificates have been countersigned but not delivered at the time such successor to the Warrant Agent succeeds under this Agreement, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and if at that time any of the Global Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Global Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Global Warrant Certificates shall have the full force provided in the Global Warrant Certificates and in this Agreement.If at any time the name of the Warrant Agent is changed and at such time any of the Global Warrant Certificates have been countersigned but not delivered, the Warrant Agent whose name has changed may adopt the countersignature under its prior name; and if at that time any of the Global Warrant Certificates have not been countersigned, the Warrant Agent may countersign such Global Warrant Certificates either in its prior name or in its changed name; and in all such cases such Global Warrant Certificates shall have the full force provided in the Global Warrant Certificates and in this Agreement. SECTION 17. Warrant Agent. The Warrant Agent undertakes only the duties and obligations expressly imposed by this Agreement and the Global Warrant Certificates, in each case upon the following terms and conditions, by all of which the Company and the Warrantholders, by their acceptance thereof, shall be bound:The statements contained herein and in the Global Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the accuracy of any of the same except to the extent that such statements describe the Warrant Agent or action taken or to be taken by the Warrant Agent. Except as expressly provided herein, the Warrant Agent assumes no responsibility with respect to the execution, delivery or distribution of the Global Warrant Certificates. (b) The Warrant Agent shall not be responsible for any failure of the Company to comply with any of the covenants contained in this Agreement or in the Global Warrant Certificates to be complied with by the Company, nor shall it at any time be under any duty or responsibility to any Warrantholder to make or cause to be made any adjustment in the Exercise Price or in the number of Warrants Shares any Warrant is exercisable for (except as instructed in writing by the Company), or to determine whether any facts exist that may require any such adjustments, or with respect to the nature or extent of or method employed in making any such adjustments when made. (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for the Company or an employee of the Warrant Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Warrant Agent as to any action taken, suffered or omitted by it in accordance with such advice or opinion, absent gross negligence, bad faith or willful misconduct in the selection and continued retention of such counsel

15 and the reliance on such counsel’s advice or opinion (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction). (d) Absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction), the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrantholder for any action taken in reliance on any written notice, resolution, waiver, consent, order, certificate or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Warrant Agent shall not take any instructions or directions except those given in accordance with this Agreement. (e) The Company agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent under this Agreement in accordance with a fee schedule to be mutually agreed upon, to reimburse the Warrant Agent upon demand for all reasonable and documented out-of-pocket expenses, including counsel fees and other disbursements, incurred by the Warrant Agent in the preparation, administration, delivery, execution and amendment of this Agreement and the performance of its duties under this Agreement and to indemnify the Warrant Agent and save it harmless against any and all losses, liabilities and expenses, including judgments, damages, fines, penalties, claims, demands and costs (including reasonable out-of-pocket counsel fees and expenses), for anything done or omitted by the Warrant Agent arising out of or in connection with this Agreement except as a result of its gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction). The costs and expenses incurred by the Warrant Agent in enforcing the right to indemnification shall be paid by the Company except to the extent that the Warrant Agent is not entitled to indemnification due to its gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction). Notwithstanding the foregoing, the Company shall not be responsible for any settlement made without its written consent; provided that nothing in this sentence shall limit the Company’s obligations contained in this paragraph other than pursuant to such a settlement. (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense or liability. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery or judgment shall be for the ratable benefit of the Warrantholders, as their respective rights or interests may appear. (g) The Warrant Agent, and any member, stockholder, affiliate, director, officer or employee thereof, may buy, sell or deal in any of the Warrants or other securities of the Company or become pecuniarily interested in any transaction in which the Company is interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it was not the Warrant Agent under this Agreement, or a member, stockholder director, officer or employee of the Warrant Agent, as the case may be. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

16 (h) The Warrant Agent shall act hereunder solely as agent for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in connection with this Agreement except in connection with its own gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction). Notwithstanding anything in this Agreement to the contrary, in no event will the Warrant Agent be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Warrant Agent has been advised of the possibility of such loss or damage. (i) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Agreement. (j) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due and validly authorized execution hereof by the Warrant Agent) or in respect of the validity or execution of any Global Warrant Certificate (except its due and validly authorized countersignature thereof), nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of the Warrant Shares to be issued pursuant to this Agreement or any Warrant or as to whether the Warrant Shares will when issued be validly issued, fully paid and nonassessable or as to the Exercise Price or the number of Warrant Shares a Warrant is exercisable for. (k) Whenever in the performance of its duties under this Agreement the Warrant Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, the Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from an Appropriate Officer of the Company and to apply to such Appropriate Officer for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Warrant Agent and, absent gross negligence, bad faith or willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction), the Warrant Agent shall not be liable for any action taken, suffered to be taken, or omitted to be taken by it in accordance with instructions of any such Appropriate Officer or in reliance upon any statement signed by any one of such Appropriate Officers of the Company with respect to any fact or matter (unless other evidence in respect thereof is herein specifically prescribed) which may be deemed to be conclusively proved and established by such signed statement. The Warrant Agent shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from Company. (l) Notwithstanding anything contained herein to the contrary, the Warrant Agent’s aggregate liability during any term of this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to the Warrant Agent as fees and charges, but not

17 including reimbursable expenses, during the 12-month period immediately preceding the event for which recovery from Warrant Agent is being sought. (m) No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it. (n) If the Warrant Agent shall receive any notice or demand (other than notice of or demand for exercise of Warrants) addressed to the Company by any Warrantholder pursuant to the provisions of the Warrants, the Warrant Agent shall promptly forward such notice or demand to the Company. (o) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, accountants, agents or other experts, and the Warrant Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or the Warrantholders resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction). (p) The Warrant Agent will not be under any duty or responsibility to ensure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of the Warrants. (q) The Warrant Agent shall have no duties, responsibilities or obligations as the Warrant Agent except those which are expressly set forth herein, and in any modification or amendment hereof to which the Warrant Agent has consented in writing, and no duties, responsibilities or obligations shall be implied or inferred. Without limiting the foregoing, unless otherwise expressly provided in this Agreement, the Warrant Agent shall not be subject to, nor be required to comply with, or determine if any Person has complied with, the Warrants or any other agreement between or among the parties hereto, even though reference thereto may be made in this Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Agreement. (r) The Warrant Agent shall not incur any liability for not performing any act, duty, obligation or responsibility by reason of any occurrence beyond the control of the Warrant Agent (including without limitation any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil disorder or failure of any means of communication, terrorist acts, pandemics, epidemics, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties). (s) In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, or is for any reason unsure as to what action

18 to take hereunder, the Warrant Agent shall notify the Company in writing as soon as practicable, and upon delivery of such notice may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any Warrantholder or other Person for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of Warrant Agent. (t) The Warrant Agent and the Company agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public Warrantholder information, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services set forth in the attached schedule shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law, including, without limitation, pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions). (u) The provisions of this Section 17 shall survive the termination of this Agreement, the exercise or expiration of the Warrants and the resignation or removal of the Warrant Agent. (v) No provision of this Agreement shall be construed to relieve the Warrant Agent from liability for fraud, or its own gross negligence, bad faith or its willful misconduct (each as determined by a final non-appealable order, judgment, ruling or decree of a court of competent jurisdiction). SECTION 18. Change of Warrant Agent. If the Warrant Agent resigns (such resignation to become effective not earlier than 30 days after the giving of written notice thereof to the Company) or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property or affairs or shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay or meet its debts generally as they become due, or if an order of any court shall be entered approving any petition filed by or against the Warrant Agent under the provisions of bankruptcy laws or any similar legislation, or if a receiver, trustee or other similar official of it or of all or any substantial part of its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation, protection, relief, winding up or liquidation, or becomes incapable of acting as Warrant Agent or if the Board of Directors by resolution removes the Warrant Agent (such removal to become effective not earlier than 30 days after the filing of a certified copy of such resolution with the Warrant Agent and the giving of written notice of such removal to the Warrantholders), the Company shall appoint a successor to the Warrant Agent. If the Company fails to make such appointment within a period of 30 days after such removal or after it has been so notified in writing of such resignation or incapacity by the Warrant Agent, then any Warrantholder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any successor Warrant Agent, whether appointed by the Company or by such a court, shall be an entity, in good standing, incorporated under the laws of any state or of the United States of America. As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant

19 Agent to be given to each of the Warrantholders at such Warrantholder’s address appearing on the Warrant Register. After appointment, the successor Warrant Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed. The former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it hereunder and execute and deliver, at the expense of the Company, any further assurance, conveyance, act or deed necessary for the purpose. Failure to give any notice provided for in this Section 18 or any defect therein, shall not affect the legality or validity of the removal of the Warrant Agent or the appointment of a successor Warrant Agent, as the case may be.Warrantholder Not Deemed a Stockholder. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Warrantholders thereof the right to vote or to receive dividends or to participate in any transaction that would give rise to an adjustment under Section 12 or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.Notices to Company and Warrant Agent. Any notice or demand authorized or permitted by this Agreement to be given or made by the Warrant Agent or by any Warrantholder to or on the Company to be effective shall be in writing (including by facsimile or email, as applicable), and shall be deemed to have been duly given or made when delivered by hand, or when sent if delivered to a recognized courier or deposited in the mail, first class and postage prepaid or, in the case of email, when received, addressed as follows (until another address or email address is filed in writing by the Company with the Warrant Agent):LanzaTech Global, Inc. 8045 Lamon Avenue, Suite 400 Skokie, Illinois 60077 Attention: Joseph C. Blasko Email: [REDACTED] with a copy to: Simpson Thacher & Bartlett LLP 725 Lexington Avenue New York, New York 10017 Attention: Marisa Stavenas, Esq., Lia Toback, Esq. Email: [REDACTED], [REDACTED] Any notice or demand pursuant to this Agreement to be given by the Company or by any Warrantholder to the Warrant Agent shall be sufficiently given if sent in the same manner as notices or demands are to be given or made to or on the Company (as set forth above) to the Warrant Agent at the office maintained by the Warrant Agent (the “Warrant Agent Office”) as follows (until another address is filed in writing by the Warrant Agent with the Company, which other address shall become the address of the Warrant Agent Office for the purposes of this Agreement): [Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, NY 10004 Attention: Compliance Department]

20 SECTION 21. Withholding and Reporting Requirements. The Company shall comply with all applicable tax withholding and reporting requirements imposed by any governmental and regulatory authority.[Reserved].Supplements and Amendments. This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and may not be amended, except in a writing signed by both of them. The Company and the Warrant Agent may from time to time amend, modify or supplement this Agreement or the Warrants with (and only with) the prior written consent of Warrantholders holding, assuming exercise in full of the Warrants then outstanding, at least a majority of the Warrant Shares then issuable upon exercise of the Warrants then outstanding, pursuant to a written amendment or supplement executed by the Company and the Warrant Agent; provided, however, that any amendment or supplement to this Agreement that would reasonably be expected to materially and adversely affect any right of a Warrantholder relative to the other Warrantholders shall require the written consent of such holder. In addition, the consent of each Warrantholder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares issuable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Agreement). Notwithstanding anything to the contrary herein, upon the delivery of a certificate from an Appropriate Officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 23 and provided that such supplement or amendment does not adversely affect the Warrant Agent’s rights, duties, liabilities, immunities or obligations hereunder, the Warrant Agent shall execute such supplement or amendment. Any amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section 23 will be binding upon all Warrantholders and upon each future Warrantholder, the Company and the Warrant Agent. In the event of any amendment, modification, supplement or waiver, the Company will give prompt notice thereof to all Warrantholders and, if appropriate, notation thereof will be made on all Global Warrant Certificates thereafter surrendered for registration of transfer or exchange.[Reserved].Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.Termination. This Agreement shall terminate at the earlier of (i) the Expiration Time and (ii) May 7, 2026. Termination of this Agreement shall not relieve the Company or the Warrant Agent of any of their obligations arising prior to the date of such termination or in connection with the settlement of any Warrant exercised prior to the Expiration Time. The provisions of Section 17, this Section 26, Section 27 and Section 28 shall survive such termination and the resignation or removal of the Warrant Agent.Governing Law Venue and Jurisdiction; Waiver of Trial By Jury. This Agreement and each Warrant issued hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware. Each party hereto consents and submits to the jurisdiction of the courts of the State of Delaware and any federal courts located in such state in connection with any action or proceeding brought against it that arises out of or in connection with, that is based upon, or that relates to this Agreement or the transactions contemplated hereby. In connection with any such action or proceeding in any such court, each party hereto hereby waives personal service of any summons, complaint or other process and hereby agrees that service thereof may be made in accordance with the procedures for giving notice set forth in Section 20 hereof. Each party hereto hereby waives any objection to jurisdiction or venue in any such court in any such action or proceeding and agrees not to assert any defense based on lack of jurisdiction or venue in any such court in any such action or

21 proceeding. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any action, proceeding or counterclaim as between the parties directly or indirectly arising out of, under or in connection with this Agreement or the transactions contemplated hereby or disputes relating hereto. Each of the parties hereto (i) certifies that no representative, agent or attorney of any other party hereto has represented, expressly or otherwise that such other party hereto would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 27.Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Warrant Agent and the Warrantholders any legal or equitable right, remedy or claim under this Agreement, and this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Warrantholders.Counterparts. This Agreement may be executed in any number of counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. This Agreement may be delivered via facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or other transmission method, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.Headings. The headings of sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and in no way modify or restrict any of the terms or provisions hereof.Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, and the invalid, illegal or unenforceable provision shall be interpreted and applied so as to produce as near as may be the economic result intended by the parties hereto. Upon determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible; provided, however, that if such excluded provision shall materially and adversely affect the rights, immunities, liabilities, duties or obligations of the Warrant Agent, the Warrant Agent shall be entitled to resign immediately upon written notice to the Company.Registration Rights. In addition to the rights provided to Warrantholders under this Agreement, Warrantholders shall have all the rights set forth in the Registration Rights Agreement.Meaning of Terms Used in Agreement.The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party. Any references to any federal, state, local or foreign statute or law shall also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. Unless the context otherwise requires: (i) a term has the meaning assigned to it by this Agreement; (ii) forms of the word “include” mean that the inclusion is not limited to the items listed; (iii) “or” is disjunctive but not exclusive; (iv) words in the singular include the plural, and in the plural include the singular; (v) provisions apply to successive events and transactions; and (vi) “hereof”,

22 “hereunder”, “herein” and “hereto” refer to the entire Agreement and not any section or subsection. The following terms used in this Agreement shall have the meanings set forth below: “$” shall mean the currency of the United States. “Affiliate” means, with respect to any Person, any other person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made. “Affiliated” shall have a correlative meaning. “Board of Directors” means, as to the Company, the board of directors of the Company (including any committee thereof delegated authority to consider strategic alternatives, including any Liquidation Event (as defined in the Certificate of Designation), whose resolutions or approval is not subject to approval of such board or governing body), and the term “directors” means members of the Board of Directors. “Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law or other governmental action to be closed in New York, New York. “Cash” means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts. “Certificate of Amendment” has the meaning set forth in the Purchase Agreement. “Certificate of Designation” means that certain Certificate of Designation of Series A Convertible Senior Preferred Stock of the Company, dated as of May 7, 2025 (as it may be amended from time to time). “Charter” has the meaning given to such term in the Purchase Agreement. “Close of Business” means 5:00 p.m., New York City time. “Common Stock Equivalent” means any warrant, right or option to acquire any shares of Common Stock or any security convertible into or exchangeable for shares of Common Stock. “Control” means, with respect to any Person, (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or agency or otherwise, or (ii) the ownership of at least 50% of the equity securities in such Person. “Controlled” shall have a correlative meaning. “Current Market Price” means, in connection with a dividend, issuance or distribution, the volume weighted average price per share of Common Stock for the 20 Trading Days ending on, but excluding, the earlier of the date in question and the Trading Day immediately preceding the Ex-Date for such dividend, issuance or distribution for the regular trading session (including

23 any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session) as reported by the principal U.S. national or regional securities exchange or quotation system on which the Common Stock or such other security is then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 p.m., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such Trading Day, or if such volume weighted average price is unavailable or in manifest error as reasonably determined in good faith by the Board of Directors, the market value of one share of Common Stock during such 20 Trading Day period determined using a volume weighted average price method by an independent nationally recognized investment bank or other qualified financial institution selected by the Board of Directors and reasonably acceptable to the Warrant Agent. If the Common Stock is not traded on any U.S. national or regional securities exchange or quotation system, the Current Market Price shall be the price per share of Common Stock that the Company could obtain from a willing buyer for shares of Common Stock sold by the Company from authorized but unissued shares of Common Stock, as such price shall be reasonably determined in good faith by the Board of Directors. “Expiration Time” means the time immediately following the Exercise Time. “Ex-Date” means, when used with respect to any issuance of or distribution in respect of the Common Stock or any other securities, the first date on which the Common Stock or such other securities trade without the right to receive such issuance or distribution. “Exercise Time” means one minute after the Conditions to Exercise are all satisfied. “Issue Date” means [May 30], 2025. “Open of Business” means 9:00 a.m., New York City time. “Other Financing” has the meaning given to such term in the Certificate of Designation. “Person” means any individual, corporation, limited partnership, general partnership, limited liability partnership, limited liability company, joint stock company, joint venture, corporation, unincorporated organization, association, company, trust, group or other legal entity, or any governmental or political subdivision or any agency, department or instrumentality thereof. “Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any Cash, securities or other property or in which Common Stock (or other applicable security) is exchanged for or converted into any combination of Cash, securities or other property, the date fixed for determination of holders of Common Stock entitled to receive such Cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise). “Registration Rights Agreement” means that certain Registration Rights Agreement dated as of May 7, 2025 by and among the Company and the Purchasers (as amended from time to time).

24 “Requisite Stockholder Approval” has the meaning given to such term in the Certificate of Designation. “Subsequent Financing” has the meaning given to such term in the Certificate of Designation. “Trading Day” means a day on which the NASDAQ Global Market is open for business. [Signature Page Follows]

[SIGNATURE PAGE TO WARRANT AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as [May 30], 2025. LANZATECH GLOBAL, INC. By: Name: Title: [CONTINENTAL STOCK TRANSFER & TRUST COMPANY] as Warrant Agent By: Name: Title:

EXHIBIT A FORM OF GLOBAL WARRANT CERTIFICATE THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO DISTRIBUTION AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR UNDER STATE SECURITIES LAWS. NO OFFER, TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THIS SECURITY OR ANY INTEREST OR PARTICIPATION THEREIN MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS; PROVIDED THAT, IN THE CASE OF CLAUSE (B), LANZATECH GLOBAL, INC. (THE “COMPANY”) RECEIVES AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS. This Global Warrant Certificate is held by The Depository Trust Company (the “Depositary”) or its nominee in custody for the benefit of the beneficial owners hereof, and is not transferable to any Person under any circumstances except that (i) this Global Warrant Certificate may be exchanged in whole but not in part pursuant to Section 6(a) of the Warrant Agreement, (ii) this Global Warrant Certificate may be delivered to the Warrant Agent for cancellation pursuant to Section 6(h) of the Warrant Agreement, and (iii) this Global Warrant Certificate may be transferred to a successor Depositary with the prior written consent of the Company. Unless this Global Warrant Certificate is presented by an authorized representative of the Depositary to the Company or the Warrant Agent for registration of transfer, exchange or payment and any certificate issued is registered in the name of Cede & Co. or such other entity as is requested by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), any transfer, pledge or other use hereof for value or otherwise by or to any Person is wrongful because the registered owner hereof, Cede & Co., has an interest herein. Transfers of this Global Warrant Certificate shall be limited to transfers in whole, but not in part, to nominees of the Depositary or to a successor thereof or such successor’s nominee, and transfers of portions of this Global Warrant Certificate shall be limited to transfers made in accordance with the restrictions set forth in Section 6 of the Warrant Agreement. No registration or transfer of the securities issuable pursuant to the Warrant will be recorded on the books of the Company until such provisions have been complied with. [Balance of page intentionally left blank]

2 CUSIP No._________ No.______________ WARRANT TO PURCHASE ________ SHARES OF COMMON STOCK LANZATECH GLOBAL, INC. GLOBAL WARRANT TO PURCHASE COMMON STOCK FORM OF FACE OF WARRANT CERTIFICATE This Warrant Certificate (“Warrant Certificate”) certifies that [●] or its registered assigns is the registered holder (the “Warrantholder”) of a Warrant (the “Warrant”) of LANZATECH GLOBAL, INC., a Delaware corporation (the “Company”), to purchase the number of shares (the “Warrant Shares”) of common stock, par value $0.0001 per share (such shares, including at the par value that will be reflected in the Certificate of Amendment, the “Common Stock”) of the Company set forth above. The Warrants shall not be exercisable unless and until each of (a) in the case of the Subsequent Financing, the Requisite Stockholder Approval is obtained or, in the case of any Other Financing, all approvals by the requisite stockholders of the Company for such Other Financing are obtained; (b) the Amendment Effective Time occurs; and (c) the Company consummates the Subsequent Financing or Other Financing, as applicable (collectively, the “Conditions to Exercise”); provided, however, that if the Conditions to Exercise are satisfied, each Warrant shall be deemed automatically exercised at the Exercise Time. This warrant entitles the holder to purchase from the Company the number of fully paid and non-assessable Warrant Shares set forth above at the exercise price (the “Exercise Price”) multiplied by the number of Warrant Shares set forth above (the “Exercise Amount”). Upon the automatic exercise of the Warrants pursuant to the provisions of the Warrant Agreement, each Warrantholder will be deemed to have authorized the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of the Warrant which when multiplied by the Current Market Price of the Common Stock is equal to the aggregate Exercise Price, and such withheld Warrant Shares shall no longer be issuable under the Warrant, in accordance with the Warrant Agreement. The initial Exercise Price shall be $0.0000001. The Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant are subject to adjustment upon the occurrence of certain events as set forth in the Warrant Agreement. No Warrant may be exercised after the Expiration Time. After the Expiration Time, the Warrants will become wholly void and of no value. REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS WARRANT CERTIFICATE SET FORTH ON THE REVERSE HEREOF. SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH AT THIS PLACE. This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent. IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officer.

[SIGNATURE PAGE TO WARRANT CERTIFICATE] Dated:___________ LANZATECH GLOBAL, INC. By: Name: Title: [CONTINENTAL STOCK TRANSFER & TRUST COMPANY] as Warrant Agent By: Name: Title:

EXHIBIT A FORM OF REVERSE OF GLOBAL WARRANT CERTIFICATE LANZATECH GLOBAL, INC. The Warrant evidenced by this Warrant Certificate is a part of a duly authorized issue of Warrants to purchase a maximum of 780,000,000 shares of Common Stock issued pursuant to that certain Warrant Agreement, dated as of the Issue Date (the “Warrant Agreement”), duly executed and delivered by the COMPANY and [CONTINENTAL STOCK TRANSFER & TRUST COMPANY], a New York corporation, as Warrant Agent (the “Warrant Agent”). The Warrant Agreement hereby is incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the Warrantholders. A copy of the Warrant Agreement may be inspected at the Warrant Agent office and is available upon written request addressed to the Company. All capitalized terms used in this Warrant Certificate but not defined that are defined in the Warrant Agreement shall have the meanings assigned to them therein. Upon the automatic exercise of the Warrants pursuant to Section 7(a) of the Warrant Agreement, each Warrantholder will be deemed to have authorized the Company to withhold from issuance a number of Warrant Shares issuable upon exercise of all Warrants being deemed automatically exercised by such Warrantholder at such time which, when multiplied by the Current Market Price of the Warrant Shares, is equal to the aggregate Exercise Price, and such withheld Warrant Shares shall no longer be issuable under such Warrants. After the Expiration Time, unexercised Warrants shall become wholly void and of no value. The Company shall not be required to issue fractions of Warrant Shares or any certificates that evidence fractional Warrant Shares. Warrant Certificates, when surrendered by book-entry delivery through the facilities of the Depositary may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing a Warrant to purchase in the aggregate a like number of Warrant Shares. No Warrants may be sold, exchanged or otherwise transferred in violation of the Warrant Agreement. The securities represented by this instrument (including any securities issued upon exercise hereof) have not been registered under the securities act of 1933, as amended (the “Securities Act”) or the securities laws of any state and were issued pursuant to an exemption from the registration requirement of Section 4(a)(2) of the Securities Act, such holder may not be able to sell or transfer any securities represented by this instrument (including any securities issued upon exercise hereof) in the absence of an effective registration statement relating thereto under the Securities Act and in accordance with applicable state securities laws or pursuant to an exemption from registration under such act or such laws.

2 The Company and Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. [Balance of page intentionally remains blank]

EXHIBIT B FORM OF ASSIGNMENT (TO BE EXECUTED BY THE REGISTERED WARRANTHOLDER IF SUCH WARRANTHOLDER DESIRES TO TRANSFER A WARRANT) FOR VALUE RECEIVED, the undersigned registered holder hereby sells, assigns and transfers unto __________________________ Name of Assignee __________________________ Address of Assignee _________ Warrants to purchase shares of Common Stock held by the undersigned, together with all right, title and interest therein, and does irrevocably constitute and appoint ___________ attorney, to transfer such Warrants on the books of the Warrant Agent, with full power of substitution. Dated Signature Social Security or Other Taxpayer Identification Number of Assignee SIGNATURE GUARANTEED BY: Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

EXHIBIT G SCHEDULE OF WARRANTS Purchaser Warrant Shares LanzaTech Global SPV, LLC 780,000,000 (*) Total 780,000,000 (*) (*) Subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar transaction, including the Reverse Stock Split.

EXHIBIT H FORM OF PROMISSORY NOTE See attached.

Execution Version THIS NOTE (AS DEFINED BELOW) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. LANZATECH GLOBAL, INC. PROMISSORY NOTE May 7, 2025 No. A-1 FOR VALUE RECEIVED, LanzaTech Global, Inc., a Delaware corporation (the “Borrower”), hereby unconditionally promises to pay to the order of LanzaTech Global SPV, LLC (the “Holder”), in lawful money of the United States, an aggregate principal amount equal to the Redemption Price under the Certificate of Designation (as defined below) as of the Effective Date (as defined below), assuming all shares of Series A Preferred Stock (as defined in the Certificate of Designation) are outstanding on the date hereof (or, if less, such amount as may be the unpaid aggregate principal amount hereunder), together with interest and other amounts as provided herein, without right of offset and otherwise in accordance with the terms and provisions hereof. Capitalized terms used but not defined herein shall have the meanings assigned thereto in that certain Certificate of Designation, filed by the Borrower with the Secretary of State of the State of Delaware on May 7, 2025 (the “Certificate of Designation”). 1. Issuance and Effectiveness. This Promissory Note (as amended, restated, supplemented or otherwise modified from time to time, this “Promissory Note”) is one of the Promissory Notes contemplated by the Certificate of Designation and is delivered by the Borrower to the Holder in connection with the occurrence of an Automatic Exchange Event, in exchange for the automatic surrender to and redemption by the Borrower of the Series A Preferred Stock held by the Holder immediately prior to such Automatic Exchange Event. This Promissory Note shall be deemed issued and become effective automatically when an Automatic Exchange Event has occurred (but not prior to such occurrence) (the “Effective Date”), and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. 2. PIK Interest. Interest on this Promissory Note shall be payable in kind by capitalizing and adding the amount of any such interest payment to the outstanding principal balance of this Promissory Note (“PIK Interest”). The PIK Interest shall begin to accrue on the date of issuance of this Note at a rate equal to 8% per annum (the “Initial Rate”). PIK Interest shall be computed on the basis of a 360-day year and shall accrue on the actual number of days elapsed for any whole or partial period for which interest is being calculated. PIK Interest shall be payable: (a) on the last business day of each month (the “Interest Payment Date”); provided that if any Interest Payment Date would end on a day other than a business day, such Interest Payment Date shall be extended to the next succeeding business day unless such next succeeding business day would fall in the next calendar month, in which case such interest period shall end on the next preceding business day; and (b) on the Maturity Date.

2 3. Prepayment. This Promissory Note may be prepaid at any time without premium or penalty and any such prepayment shall reduce the outstanding balance of the Promissory Note. 4. Maturity Date. The entire outstanding balance of the Promissory Note, together with any accrued interest thereon, shall be due and payable to the Holder on the date that is one year from the date of issuance of this Note (the “Maturity Date”); provided that, the Holder may demand repayment of the Promissory Note at any time prior to the Maturity Date, at which time the outstanding balance due under the Promissory Note and any accrued interest thereon shall become immediately due and payable hereunder. 5. Guaranty. (j) The Borrower, along with each entity listed on the signature pages hereto as a guarantor (each a “Guarantor” and, collectively, the “Guarantors”), jointly and severally, hereby absolutely, irrevocably and unconditionally guarantees to the Holder, the payment of the Promissory Note when due (whether at a stated maturity or earlier by reason of acceleration or otherwise) and performance of the obligations hereunder. (k) This Guaranty is an absolute, irrevocable, unconditional and continuing guaranty of payment and performance of the Promissory Note, and none of the obligations of the Borrower or any Guarantor hereunder shall be released, in whole or in part, by any action or occurrence that might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, other than irrevocable payment and performance in full of the Promissory Note. No notice of the Promissory Note to which this Guaranty may apply, or of any renewal or extension thereof, need be given to any Guarantor and none of the foregoing acts shall release any Guarantor from liability hereunder. Each Guarantor hereby expressly waives: (i) demand of payment, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Promissory Note; (ii) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (iii) all other notices and demands of any kind and description relating to the Promissory Note now or hereafter provided for by any agreement, statute, law, rule or regulation; and (iv) any and all defenses of the Borrower pertaining to the Promissory Note except for the defense of discharge by payment. No Guarantor shall be exonerated with respect to such Guarantor’s liabilities under this Guaranty by any act or occurrence except irrevocable payment and performance of the obligations hereunder, it being the purpose and intent of this Guaranty that the Promissory Note constitutes the direct and primary obligations of each Guarantor and that the covenants, agreements and all obligations of each Guarantor hereunder be absolute, unconditional and irrevocable. Each Guarantor shall be and shall remain liable for any deficiency remaining after foreclosure of any mortgage, deed of trust or security agreement securing all or any part of the Promissory Note, whether or not the liability of the Borrower or any other Person for such deficiency is discharged pursuant to statute, judicial decision or otherwise. The acceptance of this Guaranty by the Holder is not intended, and does not, release any liability previously existing of any guarantor or surety of any indebtedness of the Borrower to the Holder. 6. Default and Remedies. (a) The Borrower shall be in default under this Promissory Note upon the occurrence of any of the following (each an “Event of Default” and collectively, the “Events of Default”): (i) the Borrower fails to pay all or any amounts due under this Promissory Note and any accrued interest thereon immediately when the same becomes due and payable hereunder;

3 (ii) the Borrower materially breaches any of its other obligations under this Promissory Note (which such breach, if capable of being cured, is not cured within 10 business days following the first occurrence thereof); (iii) any representation, warranty or covenant made by the Borrower in connection with this Promissory Note shall be (or was when made) false, incomplete or misleading in any material respect (or in any respect if qualified as to materiality); (iv) the Borrower becomes insolvent or ceases to do business as a going concern; (v) a receiver is appointed for all or a material part of the property of the Borrower or the Borrower makes any assignment for the benefit of its creditors; (vi) the Borrower files a petition under any bankruptcy, insolvency or similar law or an involuntary petition is filed against the Borrower under any bankruptcy, insolvency or similar laws; (vii) there is any dissolution or termination of existence of the Borrower; (viii) a default shall occur or exist under any agreements of the Borrower with any third party or parties which consists of the failure to pay any indebtedness for borrowed money in excess of $10,000,000 at the stated maturity thereof or which results in such third party or parties exercising their right to accelerate the maturity of such indebtedness for borrowed money in excess of $10,000,000 of the Borrower; (ix) a final judgment or order for the payment of money in excess of $10,000,000 (exclusive of amounts covered by insurance) shall be rendered against the Borrower and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any of its subsidiaries and such judgment, writ or similar process shall not be released, stayed, vacated or otherwise dismissed within 30 days after issue or levy; or (x) the Borrower (A) sells or leases all or substantially all of its assets or (B) there is a merger, consolidation or other transaction constituting a Change in Control . (l) Upon the occurrence and during the continuance of any Event of Default: (i) the outstanding amounts due under the Promissory Note, together with any accrued interest thereon, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (ii) the Holder shall be entitled to collect from the Borrower all costs, charges, and expenses, including actual, reasonable and documented legal fees and disbursements, incurred by the Holder by reason of any Event of Default under the terms of this Promissory Note; and (iii) the Holder may proceed by appropriate court action, either by law or in equity, to enforce the performance by the Borrower of the covenants hereunder or to recover damages for breach hereof.

4 (m) The foregoing remedies are cumulative, and any or all thereof may be exercised instead of or in addition to each other or any remedies at law, in equity or under any applicable statute. The Borrower waives notice of sale or other disposition (and the time and place thereof), and the manner and place of any advertising. Unless the Borrower is the prevailing party in litigation between the Borrower and the Holder, the Borrower shall pay the Holder’s actual and reasonable attorney’s fees incurred in connection with the enforcement, assertion, defense or preservation of the Holder’s rights and remedies under this Promissory Note, or if prohibited by law, such lesser sum as may be permitted. Waiver of any default shall not be deemed to be a waiver of any other or subsequent default. 7. Covenants of the Borrower. Sections 7 and 8 of the Certificate of Designation shall be incorporated herein by reference, mutatis mutandis. 8. Waiver. No failure or delay by the Borrower or the Holder in exercising any right or power hereunder shall operate as a waiver thereof except as provided herein, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Borrower and the Holder hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. 9. Termination. Upon payment in full of the outstanding balance of the Promissory Note, any accrued interest thereon and other amounts payable under this Promissory Note, this Promissory Note shall terminate. 10. Amendment. This Promissory Note may be changed, modified or amended, by an agreement in writing signed by the Borrower and the Holder. 11. Governing Law; Jurisdiction. (a) THIS PROMISSORY NOTE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS PROMISSORY NOTE, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. (b) EACH PARTY HERETO IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. (c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND

5 EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 12. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT. 12. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS PROMISSORY NOTE OR THE OTHER DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS PROMISSORY NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 13. Severability. To the extent that any provision of this Promissory Note is held to be invalid, illegal or unenforceable in any jurisdiction, then, solely with respect to such jurisdiction, such provision shall be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof in such jurisdiction; and the invalidity, illegality or unenforceability of a particular provision in any particular jurisdiction shall not invalidate such provision in any other jurisdiction. 14. Successors and Assigns. Neither this Promissory Note nor any right or obligation hereunder shall be assigned, delegated or otherwise transferred (whether voluntarily, by operation of law, by merger, or otherwise) (x) by the Borrower, without the prior written consent of the Holder, or (y) by the Holder, without the prior written consent of the Borrower, except as to this clause (y), the Holder may assign, delegate or otherwise transfer this Promissory Note and the rights and obligations hereunder to (1) other Holders and their Affiliates or (2) other Persons reasonably acceptable to the Borrower. This Promissory Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, heirs, administrators, successors and permitted assigns, as applicable. 15. No Third Party Beneficiaries. It is understood and agreed by the parties hereto that this Promissory Note and the covenants made herein are made expressly and solely for the benefit of the parties hereto, and that no other Person shall be entitled or be deemed to be entitled to any benefits or rights hereunder, nor be authorized or entitled to enforce any rights, claims or remedies hereunder or by reason hereof. 16. Counterparts; Integration. This Promissory Note may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Promissory Note constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Promissory Note by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Promissory Note. It is understood and agreed that, subject to any requirement of law, the words “execution”, “signed”, “signature”, “delivery”

6 and words of like import in or relating to this Promissory Note shall be deemed to include any electronic signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act. [The remainder of this page is intentionally left blank.]

[Signature Page to Promissory Note] IN WITNESS WHEREOF, the parties hereto have executed this Promissory Note as of the date first above written. HOLDER LanzaTech Global SPV, LLC By: ___________________________________ Name: Michael F. Solomon Title: Managing Director

[Signature Page to Promissory Note] BORROWER: LANZATECH GLOBAL, INC. By: ___________________________________ Name: Jennifer Holmgren Title: Chief Executive Officer GUARANTORS: LANZATECH NZ, INC. By: ___________________________________ Name: Jennifer Holmgren Title: Chief Executive Officer LANZATECH, INC. By: ___________________________________ Name: Jennifer Holmgren Title: Chief Executive Officer